1933 Act No. 33-83100 1940 Act No. 811-08716

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 33	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 36	[X]

EVERGREEN VARIABLE ANNUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2005 pursuant to paragraph (b)
[] 60 days  after  filing  pursuant  to  paragraph  (a)(i)
[ ] on (date)  pursuant  to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph  (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

EVERGREEN VARIABLE ANNUITY TRUST

CONTENTS OF

POST-EFFECTIVE AMENDMENT NO. 33

TO

REGISTRATION STATEMENT ON FORM N-1A

This Post-Effective Amendment No. 33 to Registrant's Registration Statement No. 33-83100/811-08716 consists of the following pages, items of information and documents:

The Facing Sheet

PART A
-----------
Prospectuses for Class 1 and Class 2 shares of Evergreen VA Balanced Fund (formerly Evergreen VA Foundation Fund), Evergreen VA Core Bond Fund, Evergreen VA Fundamental Large Cap Fund (formerly Evergreen VA Growth and Income Fund), Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund and Evergreen VA Strategic Income Fund, as supplemented from time to time, are contained herein.

PART B
----------
Statement of Additional Information for Evergreen VA Balanced Fund (formerly Evergreen VA Foundation Fund), Evergreen VA Core Bond Fund, Evergreen VA Fundamental Large Cap Fund (formerly Evergreen VA Growth and Income Fund), Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund and Evergreen VA Strategic Income Fund as supplemented from time to time, is contained herein.

PART C
----------

Exhibits
Persons Controlled by or Under Common Control with Registrant
Indemnification
Business and Other Connections of Investment Advisor
Principal Underwriter
Location of Accounts and Records
Management Services
Undertakings
Notice
Signatures

EVERGREEN VARIABLE ANNUITY TRUST

PART A

PROSPECTUS - CLASS 1 SHARES

Prospectus, May 1, 2005

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund
(formerly Evergreen VA Foundation Fund)
Evergreen VA Core Bond Fund
Evergreen VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund)
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund *
Evergreen VA Strategic Income Fund
Class 1

*  After April 8, 2005, shares in the Evergreen VA Special Values Fund will only be available for purchase by insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Core Bond Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund
Evergreen VA Strategic Income Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Fund Governance
Fund Operating Policies and Procedures
Index Descriptions

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth, income and diversification. Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If any of these events were to occur, the dividend yield of, the total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, the total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or fall out of favor with investors.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield of, the total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the United States. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in a IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

Foreign Currency Transactions Risk

A Fund that invests in foreign securities may also engage in foreign currency transactions. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into currency futures contracts and forward currency exchange contracts. Although a Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, a Fund could lose money if it fails to predict accurately the future exchange rates. A Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of a Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. A Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. A Fund may also engage in a type of foreign currency forward transaction called "proxy hedging" or "synthetic currency hedging." In these types of transactions, the currency which is sold on a forward basis against another acts as a "proxy" for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, a Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor's ability to accurately predict the movement of the exchange rates. "Proxy hedging" is subject to the risk that the underlying currency ceases to correlate with its proxy currency.

Leverage Risk

Leverage can create special risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. A Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. A Fund may also invest in TBA mortgage securities, enter into mortgage dollar rolls and reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

VA Balanced Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investments:

·  Common and Preferred Stocks and Convertible Securities of Large U.S. Companies

·  U.S. Treasury and Agency Obligations

·  Investment Grade Corporate Bonds and Mortgage- and Asset-Backed Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Maureen E. Cullinane, CFA

·  Timothy E. O'Grady

·  Robert A. Calhoun, CFA

·  Parham Behrooz, CFA

·  Eric R. Harper, CFA

·  Todd C. Kuimjian, CFA

·  Mehmet Camurdan, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests in a combination of equity and debt securities. Under normal conditions, the Fund will invest at least 25% of its assets in debt securities and the remainder in equity securities.

The equity securities that the Fund invests in will primarily consist of the common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the equity portion of the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's portfolio managers use a diversified equity style of management, best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued. The portfolio managers look for factors that could trigger a rise in a security's price such as new products, new markets or positive changes in corporate structure or market perception. The Fund will invest in equity securities based on the potential for capital growth.

The Fund normally invests primarily all of the fixed income portion in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The fixed income portion of the Fund may invest a substantial portion of its assets (including a majority of that portion's assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1997	1998	1999	2000	2001	2002	2003	2004
27.80	10.63	10.64	- 4.93	- 8.57	- 9.66	15.78	6.31

Best Quarter:	2nd Quarter 1997	+ 13.26%
Worst Quarter:	1st Quarter 2001	- 8.83%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000® Index (Russell 1000), the indexes to which the Fund has previously compared its performance, and the S&P 500® Index (S&P 500). The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	6.31%	- 0.68%	N/A	6.49%
LBABI		4.34%	7.71%	N/A	6.77%
Russell 1000		11.40%	- 1.76%	N/A	9.21%
S&P 500		10.88%	- 2.30%	N/A	9.13%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.33%
12b-1 Fees	0.00%
Other Expenses	0.17%
Total Fund Operating Expenses	0.50%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

VA Core Bond Fund

FUND FACTS:

Goal:

·  Maximize Total Return

Principal Investments:

·  Investment Grade Corporate Bonds and Mortgage-Backed and Asset-Backed Securities

·  U.S. Treasury and Agency Obligations

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Robert A. Calhoun, CFA

·  Parham Behrooz, CFA

·  Eric R. Harper, CFA

·  Todd C. Kuimjian, CFA

·  Mehmet Camurdan, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income.

The Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In addition, the remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 7/31/2002. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

2003	2004
3.86	4.08

Best Quarter:	3rd Quarter 2004	+ 3.15%
Worst Quarter:	2nd Quarter 2004	- 2.40%

The next table lists the Fund’s average annual total return for Class 1 shares over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/31/2002
Class 1	7/31/2002	4.08%	N/A	N/A	5.16%
LBABI		4.34%	N/A	N/A	5.57%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.32%
12b-1 Fees	0.00%
Other Expenses	0.24%
Total Fund Operating Expenses	0.56%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 57
3 years	$ 179
5 years	$ 313
10 years	$ 701

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Walter T. McCormick, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies, (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having a competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends to seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1997	1998	1999	2000	2001	2002	2003	2004
34.66	4.77	18.57	- 0.30	- 12.16	- 15.41	30.14	9.21

Best Quarter:	2nd Quarter 1997	+ 17.25%
Worst Quarter:	3rd Quarter 2001	- 18.56%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500) and the Russell 1000® Value Index (Russell 1000 Value), the index to which the Fund has previously compared its performance. The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000 Value. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000 Value. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	9.21%	1.04%	N/A	8.73%
Russell 1000 Value		16.49%	5.27%	N/A	11.13%
S&P 500		10.88%	- 2.30%	N/A	9.13%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.61%
12b-1 Fees	0.00%
Other Expenses	0.16%
Total Fund Operating Expenses	0.77%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 79
3 years	$ 246
5 years	$ 428
10 years	$ 954

VA Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Theodore W. Price, CFA

·  Linda Z. Freeman, CFA

·  Jeffrey S. Drummond, CFA

·  Edward Rick, CFA

·  Jeffrey Harrison, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks to achieve its goal by investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Growth Index, at the time of purchase). As of its last reconstitution on June 25, 2004 the Russell 2000® Growth Index had a market capitalization range of approximately $175.8 million to $1.6 billion. The remaining portion of the Fund's assets may be invested in companies of any size. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will purchase stocks of companies that have demonstrated earnings, asset values or growth potential which they believe are not yet reflected in the stock's market price. The Fund's portfolio managers consider earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004
21.21	13.27	- 6.68	- 26.91	38.99	13.86

Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	13.86%	4.10%	N/A	4.59%
Russell 2000 Growth		14.31%	- 3.57%	N/A	1.77%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses	0.26%
Total Fund Operating Expenses	0.96%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 98
3 years	$ 306
5 years	$ 531
10 years	$ 1,178

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Low- and High-Rated Fixed Income Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Dana E. Erikson, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily in both low- and high-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund may invest in debt securities of any maturity. The portfolio managers will adjust the duration, or the expected average life of the investments held in the Fund from time to time, depending on their assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio managers to be of comparable quality, in an attempt to capture higher yields. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P, or in unrated securities determined by the portfolio manager to be of comparable quality, if the portfolio managers believe that there are prospects for an upgrade in a security’s rating or a favorable conversion of a security into other securities.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund is subject to the risks associated with investing in below investment grade bonds. These bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 6/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

2000	2001	2002	2003	2004
1.31	10.27	7.15	18.26	8.69

Best Quarter:	4th Quarter 2001	+ 7.07%
Worst Quarter:	3rd Quarter 2001	- 2.62%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 1	6/30/1999	8.69%	9.00%	N/A	9.00%
MLHYMI [1]		10.76%	7.32%	N/A	6.59%

1.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [2]	0.50%
12b-1 Fees	0.00%
Other Expenses	0.31%
Total Fund Operating Expenses	0.81%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 83
3 years	$ 259
5 years	$ 450
10 years	$ 1,002

VA International Equity Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Modest Income

Principal Investment:

·  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Gilman C. Gunn

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund will normally invest 80% of its assets in equity securities issued by established and, in the manager's opinion, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks companies that are undervalued in the marketplace compared to their assets. The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

In addition, the Fund may also be subject to emerging markets risk. An “emerging market” is any country considered to be emerging or developing with a relatively low gross national product, but which has the potential for rapid growth (which can lead to instability). Investing in securities in emerging markets has many risks. Emerging markets are generally small and rely heavily on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be highly speculative.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004
38.22	- 5.06	- 18.18	- 10.47	31.32	19.21

Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	19.21%	1.72%	N/A	5.58%
MSCI EAFE Free		20.24%	- 1.13%	N/A	5.47%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.42%
12b-1 Fees	0.00%
Other Expenses	0.30%
Total Fund Operating Expenses	0.72%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 74
3 years	$ 230
5 years	$ 401
10 years	$ 894

VA Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of All Market Capitalizations

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Maureen E. Cullinane, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio manager employs a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends currently to invest no more than 15% of its assets in foreign securities, but it reserves the freedom to invest up to 25% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004
22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21

Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	7.21%	- 3.53%	N/A	6.77%
Russell 1000 Growth		6.30%	- 9.29%	N/A	4.19%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses	0.16%
Total Fund Operating Expenses	0.68%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 69
3 years	$ 218
5 years	$ 379
10 years	$ 847

VA Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution on June 25, 2004, the Russell 2000® Index had a market capitalization range of approximately $175.8 million to $1.6 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund’s portfolio manager seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The Fund’s portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004
12.07	20.71	18.11	- 12.60	29.52	20.37

Best Quarter:	4th Quarter 2001	+ 22.32%
Worst Quarter:	3rd Quarter 2002	- 21.71%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund fees or expenses, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 1	5/1/1998	20.37%	14.20%	N/A	11.89%
Russell 2000 Value		22.25%	17.23%	N/A	9.79%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.79%
12b-1 Fees	0.00%
Other Expenses	0.18%
Total Fund Operating Expenses	0.97%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 99
3 years	$ 309
5 years	$ 536
10 years	$ 1,190

VA Strategic Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investments:

·  Domestic Below Investment Grade Bonds

·  Foreign Debt Securities

·  U.S. Government Securities, including Mortgage- and Asset-Backed Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Evergreen International Advisors

Portfolio Managers:

·  Dana E. Erikson, CFA

·  Lisa Brown-Premo

·  Edgardo R. Sternberg

·  Anthony Norris

·  Peter Wilson

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund intends to allocate its assets principally between domestic below investment grade bonds and other debt securities (which may be denominated in U.S. dollars or in foreign currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, asset-backed securities, such as mortgage-backed securities, and money market instruments. This allocation will be made on the basis of the portfolio managers' assessment of global opportunities for high income and high investment return. As part of its investment strategy, the portion of the Fund invested in U.S. government securities may engage in transactions that create leverage, including certain types of mortgage dollar rolls and TBA mortgage securities, with up to 30% of that portion of the Fund's assets. A mortgage dollar roll transaction allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. The Fund may invest in securities from countries considered to be emerging markets. From time to time, the Fund may invest 100% of its assets in either U.S. or foreign securities. As part of its investment strategy, the portion of the Fund invested in developed market international bonds may also enter into foreign currency exchange contracts, including those entered into for the purposes of cross hedging, proxy hedging and creating a net long position versus a foreign currency. These transactions are designed to maximize risk-adjusted performance or to control risk. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years. The Fund's portfolio managers take an aggressive approach to investing while seeking to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  Foreign Currency Transactions Risk
  Leverage Risk

The Fund is subject to the risks associated with investing in below investment grade bonds. These bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

In addition to the risks normally associated with foreign investing, the Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any country considered to be emerging or developing with a relatively low per capita gross national product, but which has the potential for rapid growth (which can lead to instability). Emerging markets may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be highly speculative.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004
5.91	1.64	- 0.69	6.21	15.52	16.75	8.41

Best Quarter:	2nd Quarter 2003	+ 7.02%
Worst Quarter:	2nd Quarter 2004	- 2.17%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS) and the Merrill Lynch High Yield Master Index (MLHYMI), which each provide investors with the recent return history of various classes of debt securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	8.41%	9.05%	N/A	7.40%
JPMGXUS		12.04%	8.82%	N/A	7.35%
LBABI		4.34%	7.71%	N/A	7.09%
MLHYMI [1]		10.76%	7.32%	N/A	6.67%

1.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [2]	0.43%
12b-1 Fees	0.00%
Other Expenses	0.24%
Total Fund Operating Expenses	0.67%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 68
3 years	$ 214
5 years	$ 373
10 years	$ 835

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 12/31/2004, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.73%
VA Core Bond Fund	0.32%
VA Fundamental Large Cap Fund	0.75%
VA Growth Fund	0.70%
VA High Income Fund	0.68%
VA International Equity Fund	0.66%
VA Omega Fund	0.52%
VA Special Values Fund	0.82%
VA Strategic Income Fund	0.48%

Legal Proceedings
Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISORS

Tattersall Advisory Group, Inc. (TAG)is the sub-advisor to VA Core Bond Fund and the fixed income portion of the VA Balanced Fund. There is no additional charge to the Funds for the services provided by TAG. TAG has been managing fixed income accounts since 1976 and manages over $7 billion in assets for 8 of the Evergreen funds as of 12/31/2004. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC may pay a portion of its advisory fee to TAG for its services.

Evergreen International Advisors (Evergreen International)is the sub-advisor to VA Strategic Income Fund. Evergreen International managed approximately $669 million in assets for the Evergreen funds as of 12/31/2004. Evergreen International is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

EIMC pays a portion of its advisory fee to Evergreen International for its services.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Maureen E. Cullinane, CFA, and Timothy E. O’Grady have co-managed the Fund since November 2001. In addition, TAG has served as sub-advisor to the fixed income portion of the Fund since November 2001.

Ms. Cullinane is a Senior Vice President, senior portfolio manager and member of the Large Cap Core Growth team at EIMC. She has been a portfolio manager at EIMC since September 1987 and has been employed by EIMC and its predecessor since 1974.

Mr. O’Grady is a Senior Vice President, senior portfolio manager and head of the Strategic Value team at EIMC. He joined a predecessor of EIMC in 1986 as a portfolio manager.

The team at TAG responsible for managing the fixed income portion of the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, and Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA, each of whom has co-managed the Fund since November 2001.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

Mr. Harper is a Vice President and Senior Research Analyst for TAG. From 1995 until joining TAG in September 2000, he was an assistant vice president and fixed income research analyst for Thompson, Siegel & Walmsley, Inc.

Mr. Kuimjian is a Vice President and Senior Research Analyst for TAG. From 1994 until joining TAG in May 2001, he served as a senior research analyst for First Capital Group and a research analyst for Mentor Investment Advisors.

Mr. Camurdan is an Assistant Vice President and Senior Research Analyst for TAG. He joined TAG in 1999.

VA Core Bond Fund

TAG has served as sub-advisor to the Fund since its inception. The team at TAG responsible for managing the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, and Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA, each of whom has co-managed the Fund since its inception.

VA Fundamental Large Cap Fund

Walter T. McCormick, CFA, has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, senior portfolio manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined EIMC in March 2002.

VA Growth Fund

Theodore W. Price, CFA, Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, and Jeffrey Harrison, CFA, are the co-managers of the Fund.

Mr. Price has co-managed the Fund since its inception and is the lead portfolio manager for the Fund. He is a Senior Vice President, senior portfolio manager and head of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Prior to joining EIMC, he was a managing director and portfolio manager with Mentor Investment Advisors and, prior to that, vice chairman and a portfolio manager with Wheat Investment Advisors.

Ms. Freeman has co-managed the Fund since its inception. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000. From 1991 until she joined EIMC, Ms. Freeman was with Mentor Investment Advisors, most recently as a managing director and portfolio manager.

Mr. Drummond has co-managed the Fund since its inception. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1993 until he joined EIMC, Mr. Drummond was with Mentor Investment Advisors, most recently as a senior vice president and portfolio manager.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC since in November 2000. From 1994 until he joined EIMC, Mr. Rick was with Mentor Investment Advisors, most recently as a portfolio manager.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1997 until he joined EIMC, Mr. Harrison was with Mentor Investment Advisors, most recently as a research analyst.

VA High Income Fund

Dana E. Erikson, CFA, has managed the Fund since March 2004. Mr. Erikson is a Senior Vice President, senior portfolio manager and head of the High Yield Bond team at EIMC. He joined EIMC in 1996. From 1990 until he joined EIMC, Mr. Erikson was a senior analyst and associate portfolio manager with Prospect Street Investment Management.

VA International Equity Fund

Gilman C. Gunn has managed the Fund since its inception. Mr. Gunn is a Senior Vice President, senior portfolio manager and head of the International Equity team at EIMC. He joined EIMC in 1991. Prior to joining EIMC, he headed Citibank’s London-based private client investment department.

VA Omega Fund

Maureen E. Cullinane, CFA, has managed the Fund since April 1999.

VA Special Values Fund

James M. Tringas, CFA, has managed the Fund since April 2003. Mr. Tringas is a Vice President, portfolio manager and member of the Value Equity team at EIMC. He joined EIMC in January 2002. From 1999 until he joined EIMC, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

VA Strategic Income Fund

Dana E. Erikson, CFA, has managed or co-managed the Fund since March 2004 and is the lead portfolio manager for the Fund. Lisa Brown-Premo and Edgardo R. Sternberg have co-managed the Fund since May 2004. In addition, Evergreen International has served as sub-advisor to the Fund since May 2004.

Ms. Premo is a Senior Vice President, senior portfolio manager and member of the Customized Fixed Income team with EIMC. She joined EIMC in April 2001. From 1996 until she joined EIMC, Ms. Premo was a portfolio manager and head of the mortgage-backed securities and structured products area for the Customized Fixed Income group of Evergreen Institutional Asset Management (EIAM). From 1991 until she joined EIAM, she was a managing director in charge of mortgage-backed securities trading with First Union’s Capital Markets Corp.

Mr. Sternberg is a Vice President, portfolio manager and member of the International team at EIMC. He joined EIMC in 1997. From 1990 until he joined EIMC, Mr. Sternberg was an investment officer in the project finance group for Inter-American Investment Corporation, an affiliate of Inter-American Development Bank.

The team at Evergreen International responsible for managing the Fund includes Anthony Norris and Peter Wilson, each of whom has co-managed the Fund since May 2004.

Mr. Norris is Chief Investment Officer and a senior portfolio manager at Evergreen International. He joined Evergreen International in 1990. Prior to joining Evergreen International, Mr. Norris served in senior executive positions at Wallace Brothers Bank, Gillett Brothers Fund Management, Reserve Asset Managers and Axe-Houghton, Ltd.

Mr. Wilson is Chief Operating Officer and a senior portfolio manager at Evergreen International. He joined Evergreen International in 1989. Prior to joining Evergreen International, Mr. Wilson served as a Vice President for Bankers Trust in London and New York, was Treasurer for Axe-Houghton Ltd, and also served in various positions at London merchant bankers Kleinwort Benson and stockbrokers James Capel & Co.

The Fund's SAI contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of a Fund account at any given time is the latest share price multiplied by the number of shares in the account. An account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Funds' NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, recipients of these payments may include Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send your redemption proceeds to your insurance company on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

Fund Distributions

Each Fund passes along to the separate accounts the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends.The Funds pay an annual distribution from the dividends, interest and other income on the securities in which they invest.
  Capital Gains.When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

Total Fund Operating Expenses

The expense ratios of the Funds are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

Portfolio Trading Costs

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Funds. Rather than being reflected as an ongoing expense of the Funds, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Funds for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Funds during the most recently completed fiscal year ended December 31, 2004 is set forth below:

Evergreen VA Balanced Fund:
Total shares traded: [1]	4,299,329
Total dollars traded: [1]	$ 145,507,979
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $4.39
Total commissions paid:	$ 154,404
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.39

1.  Only includes trades in which a commission was paid.

Evergreen VA Fundamental Large Cap Fund:
Total shares traded: [1]	6,600,094
Total dollars traded: [1]	$ 197,454,252
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.09
Total commissions paid:	$ 222,394
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.79

1.  Only includes trades in which a commission was paid.

Evergreen VA Growth Fund:
Total shares traded: [1]	2,307,091
Total dollars traded: [1]	$ 41,404,809
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 84,104
Total commissions as a percentage of average net assets:	0.34%
Commissions paid per $1,000 invested:	$ 3.44

1.  Only includes trades in which a commission was paid.

Evergreen VA International Equity Fund:
Total shares traded: [1]	32,655,117
Total dollars traded: [1]	$ 139,436,163
Average commission per share:	$ 0.01
Commission per share range:	$0.00 - $0.52
Total commissions paid:	$ 248,604
Total commissions as a percentage of average net assets:	0.27%
Commissions paid per $1,000 invested:	$ 2.71

1.  Only includes trades in which a commission was paid.

Evergreen VA Omega Fund:
Total shares traded: [1]	13,855,322
Total dollars traded: [1]	$ 439,010,794
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 526,427
Total commissions as a percentage of average net assets:	0.41%
Commissions paid per $1,000 invested:	$ 4.07

1.  Only includes trades in which a commission was paid.

Evergreen VA Special Values Fund:
Total shares traded: [1]	3,452,347
Total dollars traded: [1]	$ 58,769,935
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 106,996
Total commissions as a percentage of average net assets:	0.16%
Commissions paid per $1,000 invested:	$ 1.61

1.  Only includes trades in which a commission was paid.

The Funds may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more complete information regarding amounts of such trades, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 1 share of the Funds - how much income they earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables for the Funds have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI, which is available upon request.

VA Balanced Fund
(formerly Evergreen VA Foundation Fund)

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 13.04	$ 11.51	$ 13.05	$ 14.60	$ 15.70
Income from investment operations
Net investment income	0.24 [2]	0.23	0.30	0.30	0.24
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	1.58	- 1.56	- 1.55	- 1.01
Total from investment operations	0.82	1.81	- 1.26	- 1.25	- 0.77

Distributions to shareholders from
Net investment income	- 0.12	- 0.28	- 0.28	- 0.30	- 0.24
Net realized gains	0	0	0	0	- 0.09
Total distributions to shareholders	- 0.12	- 0.28	- 0.28	- 0.30	- 0.33

Net asset value, end of period	$ 13.74	$ 13.04	$ 11.51	$ 13.05	$ 14.60
Total return [3]	6.31%	15.78%	- 9.66%	- 8.57%	- 4.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 104,601	$ 114,713	$ 131,386	$ 168,337	$ 187,825
Ratios to average net assets
Expenses [4]	0.90%	0.93%	0.91%	0.93%	0.92%
Net investment income	1.81%	1.77%	2.20%	2.15%	1.78%
Portfolio turnover rate	128%	145%	165%	195%	89%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Core Bond Fund

	Year Ended December 31,
CLASS 1	2004	2003	2002 [1]
Net asset value, beginning of period	$ 10.15	$ 10.23	$ 10.00
Income from investment operations
Net investment income	0.37	0.36	0.16
Net realized and unrealized gains or losses on securities	0.05	0.03	0.29
Total from investment operations	0.42	0.39	0.45

Distributions to shareholders from
Net investment income	- 0.35	- 0.44	- 0.15
Net realized gains	- 0.05	- 0.02	- 0.07
Tax basis return of capital	0	- 0.01	0
Total distributions to shareholders	- 0.40	- 0.47	- 0.22

Net asset value, end of period	$ 10.17	$ 10.15	$ 10.23
Total return [2]	4.08%	3.86%	4.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,017	$ 1,015	$ 1,024
Ratios to average net assets
Expenses [3]	0.57%	0.62%	0.65%[4]
Net investment income	3.59%	3.45%	3.70%[4]
Portfolio turnover rate	193%	153%	178%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund) Example of Fund Expenses

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 15.34	$ 11.86	$ 14.19	$ 16.46	$ 17.44
Income from investment operations
Net investment income	0.20	0.10	0.14	0.06	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.21	3.47	- 2.33	- 2.07	- 0.07
Total from investment operations	1.41	3.57	- 2.19	- 2.01	- 0.05

Distributions to shareholders from
Net investment income	- 0.19	- 0.09	- 0.14	- 0.06	- 0.02
Net realized gains	0	0	0 [2]	- 0.20	- 0.91
Total distributions to shareholders	- 0.19	- 0.09	- 0.14	- 0.26	- 0.93

Net asset value, end of period	$ 16.56	$ 15.34	$ 11.86	$ 14.19	$ 16.46
Total return [3]	9.21%	30.14%	- 15.41%	- 12.16%	- 0.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,461	$ 94,239	$ 48,262	$ 66,619	$ 85,645
Ratios to average net assets
Expenses [4]	0.91%	0.99%	0.93%	0.95%	1.01%
Net investment income	1.23%	1.18%	1.10%	0.41%	0.10%
Portfolio turnover rate	80%	30%	76%	30%	53%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Amount represents less than $0.005 per share.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Growth Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000 [2]
Net asset value, beginning of period	$ 12.12	$ 8.72	$ 11.93	$ 15.71	$ 13.87
Income from investment operations
Net investment loss	- 0.09	- 0.08 [3]	- 0.07 [3]	- 0.06	- 0.04
Net realized and unrealized gains or losses on securities	1.77	3.48	- 3.14	- 1.42	1.88
Total from investment operations	1.68	3.40	- 3.21	- 1.48	1.84

Distributions to shareholders from
Net realized gains	0	0	0	- 2.30	0

Net asset value, end of period	$ 13.80	$ 12.12	$ 8.72	$ 11.93	$ 15.71
Total return [4]	13.86%	38.99%	- 26.91%	- 6.68%	13.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 24,221	$ 19,855	$ 14,095	$ 17,505	$ 20,266
Ratios to average net assets
Expenses [5]	0.96%	1.00%	0.97%	0.90%	0.77%
Net investment income (loss)	- 0.74%	- 0.75%	- 0.69%	- 0.48%	0.24%
Portfolio turnover rate	81%	118%	94%	99%	144%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of the Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Fund, its accounting and performance history has been carried forward.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA High Income Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000 [2]
Net asset value, beginning of period	$ 10.45	$ 9.93	$ 9.52	$ 9.37	$ 10.15
Income from investment operations
Net investment income	0.72	0.83 [3]	0.27	0.81	0.91
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.19	0.98	0.41	0.15	- 0.78
Total from investment operations	0.91	1.81	0.68	0.96	0.13
Distributions to shareholders from net investment income	- 0.60	- 1.29	- 0.27	- 0.81	- 0.91
Net asset value, end of period	$ 10.76	$ 10.45	$ 9.93	$ 9.52	$ 9.37
Total return [4]	8.69%	18.26%	7.15%	10.27%	1.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 11,736	$ 11,485	$ 26,222	$ 5,310	$ 4,913
Ratios to average net assets
Expenses [5]	0.99%	0.98%	1.00%	1.01%	1.01%
Net investment income	6.60%	7.76%	7.93%	8.49%	8.97%
Portfolio turnover rate	65%	77%	87%	131%	174%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Effective at the close of business on February 1, 2000, the Fund acquired the net assets of Mentor VIP High Income Portfolio ("Mentor Portfolio"). Mentor Portfolio was the accounting and performance survivor in this transaction. The financial highlights for periods prior to February 2, 2000 are those of Mentor Portfolio.

3.  Net investment income per share is based on average shares outstanding during the period.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA International Equity Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 10.71	$ 8.24	$ 9.36	$ 11.52	$ 12.72
Income from investment operations
Net investment income	0.10	0.07 [2]	0.13	0.05	0.10 [2]
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.95	2.50	- 1.11	- 2.14	- 0.74
Total from investment operations	2.05	2.57	- 0.98	- 2.09	- 0.64

Distributions to shareholders from
Net investment income	- 0.14	- 0.10	- 0.14	- 0.07	- 0.06
Net realized gains	0	0	0	0	- 0.50
Total distributions to shareholders	- 0.14	- 0.10	- 0.14	- 0.07	- 0.56

Net asset value, end of period	$ 12.62	$ 10.71	$ 8.24	$ 9.36	$ 11.52
Total return [3]	19.21%	31.32%	- 10.47%	- 18.18%	- 5.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 96,614	$ 70,372	$ 22,324	$ 26,868	$ 8,764
Ratios to average net assets
Expenses [4]	0.96%	1.07%	1.00%	1.01%	1.02%
Net investment income	0.98%	0.72%	1.32%	0.82%	1.14%
Portfolio turnover rate	65%	132%	76%	187%	127%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Omega Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 15.11	$ 10.79	$ 14.46	$ 16.97	$ 19.98
Income from investment operations
Net investment income (loss)	0.03	- 0.02	- 0.01 [2]	- 0.02	0.01
Net realized and unrealized gains or losses on securities	1.06	4.34	- 3.66	- 2.49	- 2.27
Total from investment operations	1.09	4.32	- 3.67	- 2.51	- 2.26

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.01
Net realized gains	0	0	0	0	- 0.74
Total distributions to shareholders	0	0	0	0	- 0.75

Net asset value, end of period	$ 16.20	$ 15.11	$ 10.79	$ 14.46	$ 16.97
Total return [3]	7.21%	40.04%	- 25.38%	- 14.79%	- 12.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 119,438	$ 108,348	$ 75,169	$ 108,873	$ 97,397
Ratios to average net assets
Expenses [4]	0.68%	0.72%	0.70%	0.72%	0.68%
Net investment income (loss)	0.18%	- 0.20%	- 0.06%	- 0.16%	0.07%
Portfolio turnover rate	169%	180%	184%	181%	177%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Special Values Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 13.78	$ 10.65	$ 12.60	$ 11.70	$ 10.14
Income from investment operations
Net investment income	0.16	0.01	0.02 [2]	0.02	0.08
Net realized and unrealized gains or losses on securities	2.64	3.13	- 1.58	1.98	1.99
Total from investment operations	2.80	3.14	- 1.56	2.00	2.07

Distributions to shareholders from
Net investment income	- 0.15	- 0.01	- 0.02	- 0.02	- 0.10
Net realized gains	- 0.12	0	- 0.37	- 1.08	- 0.41
Total distributions to shareholders	- 0.27	- 0.01	- 0.39	- 1.10	- 0.51

Net asset value, end of period	$ 16.31	$ 13.78	$ 10.65	$ 12.60	$ 11.70
Total return [3]	20.37%	29.52%	- 12.60%	18.11%	20.71%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 65,151	$ 46,621	$ 32,300	$ 22,515	$ 10,400
Ratios to average net assets
Expenses [4]	1.00%	1.00%	1.00%	1.00%	1.02%
Net investment income	1.20%	0.14%	0.18%	0.29%	1.01%
Portfolio turnover rate	34%	98%	61%	81%	82%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Strategic Income Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 10.50	$ 9.88	$ 9.03	$ 9.01	$ 10.56
Income from investment operations
Net investment income	0.55 [2]	0.63 [2]	0.59 [2]	0.62 [2]	0.85
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.33	1.02	0.81	- 0.06	- 0.93
Total from investment operations	0.88	1.65	1.40	0.56	- 0.08

Distributions to shareholders from
Net investment income	- 0.50	- 1.03	- 0.55	- 0.54	- 1.29
Net realized gains	- 0.10	0	0	0	0
Tax basis return of capital	0	0	0	0	- 0.18
Total distributions to shareholders	- 0.60	- 1.03	- 0.55	- 0.54	- 1.47

Net asset value, end of period	$ 10.78	$ 10.50	$ 9.88	$ 9.03	$ 9.01
Total return [3]	8.41%	16.75%	15.52%	6.21%	- 0.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 49,593	$ 50,637	$ 37,693	$ 23,486	$ 17,950
Ratios to average net assets
Expenses [4]	0.73%	0.78%	0.79%	0.81%	0.84%
Net investment income	5.19%	5.87%	6.12%	6.65%	8.69%
Portfolio turnover rate	125%	114%	189%	287%	302%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate, or a currency. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, VA High Income Fund may also use borrowing to purchase additional securities. Borrowing is a form of leverage that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. VA High Income Fund currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

VA High Income Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors and collars, in an attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest rate sensitivity of its portfolio. The Fund intends to use interest rate transactions as hedges and not as speculative investments. The Fund’s ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See “Swaps, Caps, Floors and Collars” in the SAI for more information.

Although not a principal investment strategy, VA High Income Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage- and asset-backed securities and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. Investments in mortgage- or other asset-backed securities may subject the Fund to mortgage- and asset-backed securities risk. For a discussion of this risk, see “Overview of Fund Risks” beginning on page 2.

Generally, the portfolio managers of VA Growth Fund, VA International Equity Fund, VA High Income Fund and VA Omega Fund do not take portfolio turnover into account in making investment decisions. This means a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs, which are borne by the Fund and its shareholders.

VA Omega Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. A Fund which uses this kind of investment strategy is subject to "Interest Rate Risk" and "Credit Risk" as discussed in the "Overview of Fund Risks" on page 2. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in the decreased liquidity of such bonds.

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging.” In these types of transactions, the currency that is sold on a forward basis against another acts as a “proxy” for a different underlying currency that is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

FUND GOVERNANCE

The management and operations of the Funds are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Funds’ activities and review, among other things, the Funds’ performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit, Pricing, Litigation Oversight and Distribution and Shareholder Service Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing and Litigation Oversight Committees, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly and the Litigation Oversight Committee meets on an as-needed basis. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions from time to time. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

The following individuals currently serve as Trustees of the Evergreen funds:

Independent Trustees:

Michael S. Scofield, Chairman of the Board, Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.

K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Interested Trustee:

Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.

Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Funds offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Funds' ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Funds will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Fund Pricing

EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

EIMC is committed to providing a daily NAV for each Fund that is reflective of the value of the securities held within the portfolio and believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the Funds.

Portfolio Holdings

No dissemination of the Funds' portfolio holdings is allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to participating insurance companies, institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Transactions with Affiliates

EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting

EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of each Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	VA Strategic Income Fund
Lehman Brothers Aggregate Bond Index (LBABI)

LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

VA Balanced Fund VA Core Bond Fund VA Strategic Income Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA High Income Fund VA Strategic Income Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

VA Balanced Fund VA Fundamental Large Cap Fund
Russell 1000® Value Index (Russell 1000 Value)

Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)	Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Growth Fund
Russell 2000® Index (Russell 2000)

The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index.

VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

VA Special Values Fund
S&P 500 Index (S&P 500)	S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

QUICK REFERENCE GUIDE

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  66 Brooks Drive, Suite 8400

·  Braintree, MA 02184-3800

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semi-annual Report,which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI),which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at www.EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034. 537769 RV4 (5/05)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

                                                                                                                                                                SEC File No.: 811-08716

EVERGREEN VARIABLE ANNUITY TRUST

PART A

PROSPECTUS - CLASS 2 SHARES

Prospectus, May 1, 2005

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund
(formerly Evergreen VA Foundation Fund)
Evergreen VA Core Bond Fund
Evergreen VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund)
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund *
Evergreen VA Strategic Income Fund
Class 2

*  After April 8, 2005, shares in the Evergreen VA Special Values Fund will only be available for purchase by insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Core Bond Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund
Evergreen VA Strategic Income Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Fund Governance
Fund Operating Policies and Procedures
Index Descriptions

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth, income and diversification. Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If any of these events were to occur, the dividend yield of, the total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, the total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or fall out of favor with investors.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield of, the total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the United States. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in a IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

Foreign Currency Transactions Risk

A Fund that invests in foreign securities may also engage in foreign currency transactions. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into currency futures contracts and forward currency exchange contracts. Although a Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, a Fund could lose money if it fails to predict accurately the future exchange rates. A Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of a Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. A Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. A Fund may also engage in a type of foreign currency forward transaction called "proxy hedging" or "synthetic currency hedging." In these types of transactions, the currency which is sold on a forward basis against another acts as a "proxy" for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, a Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor's ability to accurately predict the movement of the exchange rates. "Proxy hedging" is subject to the risk that the underlying currency ceases to correlate with its proxy currency.

Leverage Risk

Leverage can create special risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. A Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. A Fund may also invest in TBA mortgage securities, enter into mortgage dollar rolls and reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

VA Balanced Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investments:

·  Common and Preferred Stocks and Convertible Securities of Large U.S. Companies

·  U.S. Treasury and Agency Obligations

·  Investment Grade Corporate Bonds and Mortgage- and Asset-Backed Securities

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Maureen E. Cullinane, CFA

·  Timothy E. O'Grady

·  Robert A. Calhoun, CFA

·  Parham Behrooz, CFA

·  Eric R. Harper, CFA

·  Todd C. Kuimjian, CFA

·  Mehmet Camurdan, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests in a combination of equity and debt securities. Under normal conditions, the Fund will invest at least 25% of its assets in debt securities and the remainder in equity securities.

The equity securities that the Fund invests in will primarily consist of the common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the equity portion of the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's portfolio managers use a diversified equity style of management, best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued. The portfolio managers look for factors that could trigger a rise in a security's price such as new products, new markets or positive changes in corporate structure or market perception. The Fund will invest in equity securities based on the potential for capital growth.

The Fund normally invests primarily all of the fixed income portion in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The fixed income portion of the Fund may invest a substantial portion of its assets (including a majority of that portion's assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1997	1998	1999	2000	2001	2002	2003	2004
27.80	10.63	10.64	- 4.93	- 8.57	- 9.72	15.48	6.03

Best Quarter:	2nd Quarter 1997	+ 13.26%[1]
Worst Quarter:	1st Quarter 2001	- 8.83%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000® Index (Russell 1000), the indexes to which the Fund has previously compared its performance, and the S&P 500® Index (S&P 500). The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 2	7/31/2002	6.03%	- 0.79%	N/A	6.42%
LBABI		4.34%	7.71%	N/A	6.77%
Russell 1000		11.40%	- 1.76%	N/A	9.21%
S&P 500		10.88%	- 2.30%	N/A	9.13%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [2]	0.33%
12b-1 Fees	0.25%
Other Expenses	0.17%
Total Fund Operating Expenses	0.75%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 77
3 years	$ 240
5 years	$ 417
10 years	$ 930

VA Core Bond Fund

FUND FACTS:

Goal:

·  Maximize Total Return

Principal Investments:

·  Investment Grade Corporate Bonds and Mortgage-Backed and Asset-Backed Securities

·  U.S. Treasury and Agency Obligations

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Robert A. Calhoun, CFA

·  Parham Behrooz, CFA

·  Eric R. Harper, CFA

·  Todd C. Kuimjian, CFA

·  Mehmet Camurdan, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income.

The Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In addition, the remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since the Class 2 shares' inception on 7/31/2002. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%)

2003	2004
3.61	3.76

Best Quarter:	3rd Quarter 2004	+ 3.05%
Worst Quarter:	2nd Quarter 2004	- 2.40%

The next table lists the Fund’s average annual total return for Class 2 shares over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/31/2002
Class 2	7/31/2002	3.76%	N/A	N/A	4.88%
LBABI		4.34%	N/A	N/A	5.57%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.32%
12b-1 Fees	0.25%
Other Expenses	0.24%
Total Fund Operating Expenses	0.81%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 83
3 years	$ 259
5 years	$ 450
10 years	$ 1,002

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Walter T. McCormick, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies, (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having a competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends to seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1997	1998	1999	2000	2001	2002	2003	2004
34.66	4.77	18.57	- 0.30	- 12.16	- 15.44	29.77	8.93

Best Quarter:	2nd Quarter 1997	+ 17.25%[1]
Worst Quarter:	3rd Quarter 2001	- 18.56%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500) and the Russell 1000® Value Index (Russell 1000 Value), the index to which the Fund has previously compared its performance. The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000 Value. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000 Value. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 2	7/31/2002	8.93%	0.92%	N/A	8.66%
Russell 1000 Value		16.49%	5.27%	N/A	11.13%
S&P 500		10.88%	- 2.30%	N/A	9.13%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [2]	0.61%
12b-1 Fees	0.25%
Other Expenses	0.16%
Total Fund Operating Expenses	1.02%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 104
3 years	$ 325
5 years	$ 563
10 years	$ 1,248

VA Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Theodore W. Price, CFA

·  Linda Z. Freeman, CFA

·  Jeffrey S. Drummond, CFA

·  Jeffrey Harrison, CFA

·  Edward Rick, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks to achieve its goal by investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Growth Index, at the time of purchase). As of its last reconstitution on June 25, 2004 the Russell 2000® Growth Index had a market capitalization range of approximately $175.8 million to $1.6 billion. The remaining portion of the Fund's assets may be invested in companies of any size. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will purchase stocks of companies that have demonstrated earnings, asset values or growth potential which they believe are not yet reflected in the stock's market price. The Fund's portfolio managers consider earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1999	2000	2001	2002	2003	2004
21.21	13.27	- 6.68	- 26.99	38.69	13.58

Best Quarter:	4th Quarter 1999	+ 30.97%[1]
Worst Quarter:	3rd Quarter 2001	- 22.04%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 2	7/31/2002	13.58%	3.98%	N/A	4.50%
Russell 2000 Growth		14.31%	- 3.57%	N/A	1.77%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.70%
12b-1 Fees	0.25%
Other Expenses	0.26%
Total Fund Operating Expenses	1.21%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 123
3 years	$ 384
5 years	$ 665
10 years	$ 1,466

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Low- and High-Rated Fixed Income Securities

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Dana E. Erikson, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily in both low- and high-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund may invest in debt securities of any maturity. The portfolio managers will adjust the duration, or the expected average life of the investments held in the Fund from time to time, depending on their assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio managers to be of comparable quality, in an attempt to capture higher yields. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P, or in unrated securities determined by the portfolio manager to be of comparable quality, if the portfolio managers believe that there are prospects for an upgrade in a security’s rating or a favorable conversion of a security into other securities.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund is subject to the risks associated with investing in below investment grade bonds. These bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 6/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

2000	2001	2002	2003	2004
1.31	10.27	6.90	18.11	8.39

Best Quarter:	4th Quarter 2001	+ 7.07%[1]
Worst Quarter:	3rd Quarter 2001	- 2.62%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 2	7/31/2002	8.39%	8.86%	N/A	8.87%
MLHYMI [2]		10.76%	7.32%	N/A	6.59%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

2.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [3]	0.50%
12b-1 Fees	0.25%
Other Expenses	0.31%
Total Fund Operating Expenses	1.06%

3.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 108
3 years	$ 337
5 years	$ 585
10 years	$ 1,294

VA International Equity Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Modest Income

Principal Investment:

·  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Gilman C. Gunn

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund will normally invest 80% of its assets in equity securities issued by established and, in the manager's opinion, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks companies that are undervalued in the marketplace compared to their assets. The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

In addition, the Fund may also be subject to emerging markets risk. An “emerging market” is any country considered to be emerging or developing with a relatively low gross national product, but which has the potential for rapid growth (which can lead to instability). Investing in securities in emerging markets has many risks. Emerging markets are generally small and rely heavily on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be highly speculative.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1999	2000	2001	2002	2003	2004
38.22	- 5.06	- 18.18	- 10.52	31.06	18.84

Best Quarter:	4th Quarter 1999	+ 26.01%[1]
Worst Quarter:	3rd Quarter 2002	- 15.56%[1]

The next table lists the Fund's average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 2	7/31/2002	18.84%	1.60%	N/A	5.48%
MSCI EAFE Free		20.24%	- 1.13%	N/A	5.47%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [2]	0.42%
12b-1 Fees	0.25%
Other Expenses	0.30%
Total Fund Operating Expenses	0.97%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 99
3 years	$ 309
5 years	$ 536
10 years	$ 1,190

VA Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of All Market Capitalizations

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Maureen E. Cullinane, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio manager employs a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends currently to invest no more than 15% of its assets in foreign securities, but it reserves the freedom to invest up to 25% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004
22.25	47.24	- 12.46	- 14.79	- 25.45	39.61	6.98

Best Quarter:	4th Quarter 1999	+ 29.99%[1]
Worst Quarter:	4th Quarter 2000	- 25.00%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or expenses, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 2	7/31/2002	6.98%	- 3.65%	N/A	6.69%
Russell 1000 Growth		6.30%	- 9.29%	N/A	4.19%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.52%
12b-1 Fees	0.25%
Other Expenses	0.16%
Total Fund Operating Expenses	0.93%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 95
3 years	$ 296
5 years	$ 515
10 years	$ 1,143

VA Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution on June 25, 2004, the Russell 2000® Index had a market capitalization range of approximately $175.8 million to $1.6 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund’s portfolio manager seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The Fund’s portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1999	2000	2001	2002	2003	2004
12.07	20.71	18.11	- 12.63	29.20	20.10

Best Quarter:	4th Quarter 2001	+ 22.32%[1]
Worst Quarter:	3rd Quarter 2002	- 21.71%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 2	7/31/2002	20.10%	14.09%	N/A	11.80%
Russell 2000 Value		22.25%	17.23%	N/A	9.79%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [2]	0.79%
12b-1 Fees	0.25%
Other Expenses	0.18%
Total Fund Operating Expenses	1.22%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 124
3 years	$ 387
5 years	$ 670
10 years	$ 1,477

VA Strategic Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investments:

·  Domestic Below Investment Grade Bonds

·  Foreign Debt Securities

·  U.S. Government Securities, including Mortgage- and Asset-Backed Securities

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Evergreen International Advisors

Portfolio Managers:

·  Dana E. Erikson, CFA

·  Lisa Brown-Premo

·  Edgardo R. Sternberg

·  Anthony Norris

·  Peter Wilson

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund intends to allocate its assets principally between domestic below investment grade bonds and other debt securities (which may be denominated in U.S. dollars or in foreign currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, asset-backed securities, such as mortgage-backed securities, and money market instruments. This allocation will be made on the basis of the portfolio managers' assessment of global opportunities for high income and high investment return. As part of its investment strategy, the portion of the Fund invested in U.S. government securities may engage in transactions that create leverage, including certain types of mortgage dollar rolls and TBA mortgage securities, with up to 30% of that portion of the Fund's assets. A mortgage dollar roll transaction allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. The Fund may invest in securities from countries considered to be emerging markets. From time to time, the Fund may invest 100% of its assets in either U.S. or foreign securities. As part of its investment strategy, the portion of the Fund invested in developed market international bonds may also enter into foreign currency exchange contracts, including those entered into for the purposes of cross hedging, proxy hedging and creating a net long position versus a foreign currency. These transactions are designed to maximize risk-adjusted performance or to control risk. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years. The Fund's portfolio managers take an aggressive approach to investing while seeking to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  Foreign Currency Transactions Risk
  Leverage Risk

The Fund is subject to the risks associated with investing in below investment grade bonds. These bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

In addition to the risks normally associated with foreign investing, the Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any country considered to be emerging or developing with a relatively low per capita gross national product, but which has the potential for rapid growth (which can lead to instability). Emerging markets may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be highly speculative.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004
5.91	1.64	- 0.69	6.21	15.46	16.50	8.14

Best Quarter:	2nd Quarter 2003	+ 6.83%
Worst Quarter:	2nd Quarter 2004	- 2.17%

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS) and the Merrill Lynch High Yield Master Index (MLHYMI), which each provide investors with the recent return history of various classes of debt securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 2	7/31/2002	8.14%	8.94%	N/A	7.33%
JPMGXUS		12.04%	8.82%	N/A	7.35%
LBABI		4.34%	7.71%	N/A	7.09%
MLHYMI [2]		10.76%	7.32%	N/A	6.67%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

2.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [3]	0.43%
12b-1 Fees	0.25%
Other Expenses	0.24%
Total Fund Operating Expenses	0.92%

3.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 94
3 years	$ 293
5 years	$ 509
10 years	$ 1,131

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 12/31/2004, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.73%
VA Core Bond Fund	0.32%
VA Fundamental Large Cap Fund	0.75%
VA Growth Fund	0.70%
VA High Income Fund	0.68%
VA International Equity Fund	0.66%
VA Omega Fund	0.52%
VA Special Values Fund	0.82%
VA Strategic Income Fund	0.48%

Legal Proceedings
Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISOR

Tattersall Advisory Group, Inc. (TAG)is the sub-advisor to VA Core Bond Fund and the fixed income portion of the VA Balanced Fund. There is no additional charge to the Funds for the services provided by TAG. TAG has been managing fixed income accounts since 1976 and manages over $7 billion in assets for 8 of the Evergreen funds as of 12/31/2004. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC may pay a portion of its advisory fee to TAG for its services.

Evergreen International Advisors (Evergreen International)is the sub-advisor to VA Strategic Income Fund. Evergreen International managed approximately $669 million in assets for the Evergreen funds as of 12/31/2004. Evergreen International is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

EIMC pays a portion of its advisory fee to Evergreen International for its services.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Maureen E. Cullinane, CFA, and Timothy E. O’Grady have co-managed the Fund since November 2001. In addition, TAG has served as sub-advisor to the fixed income portion of the Fund since November 2001.

Ms. Cullinane is a Senior Vice President, senior portfolio manager and member of the Large Cap Core Growth team at EIMC. She has been a portfolio manager at EIMC since September 1987 and has been employed by EIMC and its predecessor since 1974.

Mr. O’Grady is a Senior Vice President, senior portfolio manager and head of the Strategic Value team at EIMC. He joined a predecessor of EIMC in 1986 as a portfolio manager.

The team at TAG responsible for managing the fixed income portion of the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, and Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA, each of whom has co-managed the Fund since November 2001.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

Mr. Harper is a Vice President and Senior Research Analyst for TAG. From 1995 until joining TAG in September 2000, he was an assistant vice president and fixed income research analyst for Thompson, Siegel & Walmsley, Inc.

Mr. Kuimjian is a Vice President and Senior Research Analyst for TAG. From 1994 until joining TAG in May 2001, he served as a senior research analyst for First Capital Group and a research analyst for Mentor Investment Advisors.

Mr. Camurdan is an Assistant Vice President and Senior Research Analyst for TAG. He joined TAG in 1999.

VA Core Bond Fund

TAG has served as sub-advisor to the Fund since its inception. The team at TAG responsible for managing the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, and Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA, each of whom has co-managed the Fund since its inception.

VA Fundamental Large Cap Fund

Walter T. McCormick, CFA, has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, senior portfolio manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined EIMC in March 2002.

VA Growth Fund

Theodore W. Price, CFA, Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, and Jeffrey Harrison, CFA, are the co-managers of the Fund.

Mr. Price has co-managed the Fund since its inception and is the lead portfolio manager for the Fund. He is a Senior Vice President, senior portfolio manager and head of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Prior to joining EIMC, he was a managing director and portfolio manager with Mentor Investment Advisors and, prior to that, vice chairman and a portfolio manager with Wheat Investment Advisors.

Ms. Freeman has co-managed the Fund since its inception. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000. From 1991 until she joined EIMC, Ms. Freeman was with Mentor Investment Advisors, most recently as a managing director and portfolio manager.

Mr. Drummond has co-managed the Fund since its inception. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1993 until he joined EIMC, Mr. Drummond was with Mentor Investment Advisors, most recently as a senior vice president and portfolio manager.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC since in November 2000. From 1994 until he joined EIMC, Mr. Rick was with Mentor Investment Advisors, most recently as a portfolio manager.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1997 until he joined EIMC, Mr. Harrison was with Mentor Investment Advisors, most recently as a research analyst.

VA High Income Fund

Dana E. Erikson, CFA, has managed the Fund since March 2004. Mr. Erikson is a Senior Vice President, senior portfolio manager and head of the High Yield Bond team at EIMC. He joined EIMC in 1996. From 1990 until he joined EIMC, Mr. Erikson was a senior analyst and associate portfolio manager with Prospect Street Investment Management.

VA International Equity Fund

Gilman C. Gunn has managed the Fund since its inception. Mr. Gunn is a Senior Vice President, senior portfolio manager and head of the International Equity team at EIMC. He joined EIMC in 1991. Prior to joining EIMC, he headed Citibank’s London-based private client investment department.

VA Omega Fund

Maureen E. Cullinane, CFA, has managed the Fund since April 1999.

VA Special Values Fund

James M. Tringas, CFA, has managed the Fund since April 2003. Mr. Tringas is a Vice President, portfolio manager and member of the Value Equity team at EIMC. He joined EIMC in January 2002. From 1999 until he joined EIMC, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

VA Strategic Income Fund

Dana E. Erikson, CFA, has managed or co-managed the Fund since March 2004 and is the lead portfolio manager for the Fund. Lisa Brown-Premo and Edgardo R. Sternberg have co-managed the Fund since May 2004. In addition, Evergreen International has served as sub-advisor to the Fund since May 2004.

Ms. Premo is a Senior Vice President, senior portfolio manager and member of the Customized Fixed Income team with EIMC. She joined EIMC in April 2001. From 1996 until she joined EIMC, Ms. Premo was a portfolio manager and head of the mortgage-backed securities and structured products area for the Customized Fixed Income group of Evergreen Institutional Asset Management (EIAM). From 1991 until she joined EIAM, she was a managing director in charge of mortgage-backed securities trading with First Union’s Capital Markets Corp.

Mr. Sternberg is a Vice President, portfolio manager and member of the International team at EIMC. He joined EIMC in 1997. From 1990 until he joined EIMC, Mr. Sternberg was an investment officer in the project finance group for Inter-American Investment Corporation, an affiliate of Inter-American Development Bank.

The team at Evergreen International responsible for managing the Fund includes Anthony Norris and Peter Wilson, each of whom has co-managed the Fund since May 2004.

Mr. Norris is Chief Investment Officer and a senior portfolio manager at Evergreen International. He joined Evergreen International in 1990. Prior to joining Evergreen International, Mr. Norris served in senior executive positions at Wallace Brothers Bank, Gillett Brothers Fund Management, Reserve Asset Managers and Axe-Houghton, Ltd.

Mr. Wilson is Chief Operating Officer and a senior portfolio manager at Evergreen International. He joined Evergreen International in 1989. Prior to joining Evergreen International, Mr. Wilson served as a Vice President for Bankers Trust in London and New York, was Treasurer for Axe-Houghton Ltd, and also served in various positions at London merchant bankers Kleinwort Benson and stockbrokers James Capel & Co.

The Fund's SAI contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of a Fund account at any given time is the latest share price multiplied by the number of shares in the account. An account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Funds' NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 2 shares are offered in this prospectus. The Fund offers Class 2 shares at NAV with no front-end or deferred sales charge. Class 2 shares are subject to 12b-1 fees. Class 1 shares are sold to certain participating insurance companies; they are not subject to 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, recipients of these payments may include Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send your redemption proceeds to your insurance company on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

Fund Distributions

Each Fund passes along to the separate accounts the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends.The Funds pay an annual distribution from the dividends, interest and other income on the securities in which they invest.
  Capital Gains.When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution (Rule 12b-1) Fees

The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class 2 shares. Up to 0.25% of the average daily net assets of Class 2 shares may be payable as 12b-1 fees; however, all or a portion of the 12b-1 fees may be voluntarily waived from time to time. These fees increase the cost of your investment and may cost you more than paying other types of sales charges. The purpose of the 12b-1 fees is to promote the sale of more shares of a Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

Other Expenses

Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

Total Fund Operating Expenses

The expense ratios of the Funds are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

Portfolio Trading Costs

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Funds. Rather than being reflected as an ongoing expense of the Funds, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Funds for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Funds during the most recently completed fiscal year ended December 31, 2004 is set forth below:

Evergreen VA Balanced Fund:
Total shares traded: [1]	4,299,329
Total dollars traded: [1]	$ 145,507,979
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $4.39
Total commissions paid:	$ 154,404
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.39

1.  Only includes trades in which a commission was paid.

Evergreen VA Fundamental Large Cap Fund:
Total shares traded: [1]	6,600,094
Total dollars traded: [1]	$ 197,454,252
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.09
Total commissions paid:	$ 222,394
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.79

1.  Only includes trades in which a commission was paid.

Evergreen VA Growth Fund:
Total shares traded: [1]	2,307,091
Total dollars traded: [1]	$ 41,404,809
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 84,104
Total commissions as a percentage of average net assets:	0.34%
Commissions paid per $1,000 invested:	$ 3.44

1.  Only includes trades in which a commission was paid.

Evergreen VA International Equity Fund:
Total shares traded: [1]	32,655,117
Total dollars traded: [1]	$ 139,436,163
Average commission per share:	$ 0.01
Commission per share range:	$0.00 - $0.52
Total commissions paid:	$ 248,604
Total commissions as a percentage of average net assets:	0.27%
Commissions paid per $1,000 invested:	$ 2.71

1.  Only includes trades in which a commission was paid.

Evergreen VA Omega Fund:
Total shares traded: [1]	13,855,322
Total dollars traded: [1]	$ 439,010,794
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 526,427
Total commissions as a percentage of average net assets:	0.41%
Commissions paid per $1,000 invested:	$ 4.07

1.  Only includes trades in which a commission was paid.

Evergreen VA Special Values Fund:
Total shares traded: [1]	3,452,347
Total dollars traded: [1]	$ 58,769,935
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 106,996
Total commissions as a percentage of average net assets:	0.16%
Commissions paid per $1,000 invested:	$ 1.61

1.  Only includes trades in which a commission was paid.

The Funds may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more complete information regarding amounts of such trades, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 2 share of the Funds - how much income they earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables for the Funds have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI, which is available upon request.

VA Balanced Fund
(formerly Evergreen VA Foundation Fund)

Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 13.01	$ 11.50	$ 11.72
Income from investment operations
Net investment income	0.21 [2]	0.18 [2]	0.10 [2]
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.57	1.60	- 0.04
Total from investment operations	0.78	1.78	0.06

Distributions to shareholders from
Net investment income	- 0.09	- 0.27	- 0.28

Net asset value, end of period	$ 13.70	$ 13.01	$ 11.50
Total return [3]	6.03%	15.48%	0.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,576	$ 1,239	$ 182
Ratios to average net assets
Expenses [4]	1.15%	1.20%	1.16%[5]
Net investment income	1.61%	1.42%	2.00%[5]
Portfolio turnover rate	128%	145%	165%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Core Bond Fund

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 10.16	$ 10.23	$ 10.00
Income from investment operations
Net investment income	0.35 [2]	0.34	0.15
Net realized and unrealized gains or losses on securities	0.03	0.03	0.29
Total from investment operations	0.38	0.37	0.44

Distributions to shareholders from
Net investment income	- 0.32	- 0.41	- 0.14
Net realized gains	- 0.05	- 0.02	- 0.07
Tax basis return of capital	0	- 0.01	0
Total distributions to shareholders	- 0.37	- 0.44	- 0.21

Net asset value, end of period	$ 10.17	$ 10.16	$ 10.23
Total return [3]	3.76%	3.61%	4.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 29,949	$ 21,835	$ 20,499
Ratios to average net assets
Expenses [4]	0.81%	0.87%	0.90%[5]
Net investment income	3.35%	3.17%	3.47%[5]
Portfolio turnover rate	193%	153%	178%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund)

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 15.30	$ 11.86	$ 12.29
Income from investment operations
Net investment income	0.17	0.11	0.08 [2]
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.20	3.42	- 0.37
Total from investment operations	1.37	3.53	- 0.29
Distributions to shareholders from
Net investment income	- 0.16	- 0.09	- 0.14

Net asset value, end of period	$ 16.51	$ 15.30	$ 11.86
Total return [3]	8.93%	29.77%	- 2.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 37,721	$ 24,131	$ 67
Ratios to average net assets
Expenses [4]	1.16%	1.24%	1.21%[5]
Net investment income	1.02%	1.12%	1.65%[5]
Portfolio turnover rate	80%	30%	76%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Growth Fund

Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 12.08	$ 8.71	$ 8.79
Income from investment operations
Net investment loss	- 0.10	- 0.11 [2]	- 0.03 [2]
Net realized and unrealized gains or losses on securities	1.74	3.48	- 0.05
Total from investment operations	1.64	3.37	- 0.08

Net asset value, end of period	$ 13.72	$ 12.08	$ 8.71
Total return [3]	13.58%	38.69%	- 0.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,960	$ 2,570	$ 264
Ratios to average net assets
Expenses [4]	1.21%	1.26%	1.20%[5]
Net investment loss	- 0.99%	- 1.03%	- 0.87%[5]
Portfolio turnover rate	81%	118%	94%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA High Income Fund

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 10.43	$ 9.91	$ 9.77
Income from investment operations
Net investment income	0.68 [2]	0.80 [2]	0.15
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.19	0.99	0.26
Total from investment operations	0.87	1.79	0.41
Distributions to shareholders from net investment income	- 0.57	- 1.27	- 0.27
Net asset value, end of period	$ 10.73	$ 10.43	$ 9.91
Total return [3]	8.39%	18.11%	4.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 16,698	$ 7,804	$ 965
Ratios to average net assets
Expenses [4]	1.24%	1.25%	1.27%[5]
Net investment income	6.31%	7.39%	7.63%[5]
Portfolio turnover rate	65%	77%	87%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA International Equity Fund

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 10.70	$ 8.24	$ 8.95
Income from investment operations
Net investment income (loss)	0.09	- 0.01 [2]	0.02
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.92	2.56	- 0.60
Total from investment operations	2.01	2.55	- 0.58

Distributions to shareholders from
Net investment income	- 0.12	- 0.09	- 0.13
Net asset value, end of period	$ 12.59	$ 10.70	$ 8.24
Total return [3]	18.84%	31.06%	- 6.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 25,451	$ 7,797	$ 477
Ratios to average net assets
Expenses [4]	1.21%	1.34%	1.18%[5]
Net investment income (loss)	0.70%	- 0.15%	0.42%[5]
Portfolio turnover rate	65%	132%	76%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Omega Fund

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 15.05	$ 10.78	$ 11.13
Income from investment operations
Net investment income (loss)	0.01	- 0.03	- 0.01 [2]
Net realized and unrealized gains or losses on securities	1.04	4.30	- 0.34
Total from investment operations	1.05	4.27	- 0.35

Net asset value, end of period	$ 16.10	$ 15.05	$ 10.78
Total return [3]	6.98%	39.61%	- 3.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 19,662	$ 7,609	$ 822
Ratios to average net assets
Expenses [4]	0.93%	0.99%	0.96%[5]
Net investment income (loss)	0.04%	- 0.46%	- 0.27%[5]
Portfolio turnover rate	169%	180%	184%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Special Values Fund

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 13.76	$ 10.65	$ 11.39
Income from investment operations
Net investment income	0.13	0	0.02 [2]
Net realized and unrealized gains or losses on securities	2.63	3.11	- 0.49
Total from investment operations	2.76	3.11	- 0.47

Distributions to shareholders from
Net investment income	- 0.12	0	- 0.01
Net realized gains	- 0.12	0	- 0.26
Total distributions to shareholders	- 0.24	0	- 0.27

Net asset value, end of period	$ 16.28	$ 13.76	$ 10.65
Total return [3]	20.10%	29.20%	- 4.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 17,162	$ 7,479	$ 1,055
Ratios to average net assets
Expenses [4]	1.25%	1.26%	1.28%[5]
Net investment income (loss)	0.98%	- 0.11%	0.46%[5]
Portfolio turnover rate	34%	98%	61%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

VA Strategic Income Fund

Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 10.49	$ 9.88	$ 9.57
Income from investment operations
Net investment income	0.53 [2]	0.57 [2]	0.26 [2]
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.32	1.05	0.59
Total from investment operations	0.85	1.62	0.85

Distributions to shareholders from
Net investment income	- 0.48	- 1.01	- 0.54
Net realized gains	- 0.10	0	0
Total distributions to shareholderrs	- 0.58	- 1.01	- 0.54
Net asset value, end of period	$ 10.76	$ 10.49	$ 9.88
Total return [3]	8.14%	16.50%	8.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 25,784	$ 7,493	$ 339
Ratios to average net assets
Expenses [4]	0.97%	1.04%	1.05%[5]
Net investment income	4.98%	5.33%	6.12%[5]
Portfolio turnover rate	125%	114%	189%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, VA High Income Fund may also use borrowing to purchase additional securities. Borrowing is a form of leverage that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. VA High Income Fund currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

VA High Income Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors and collars, in an attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest rate sensitivity of its portfolio. The Fund intends to use interest rate transactions as hedges and not as speculative investments. The Fund’s ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See “Swaps, Caps, Floors and Collars” in the SAI for more information.

Although not a principal investment strategy, VA High Income Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage- and asset-backed securities and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. Investments in mortgage- or other asset-backed securities may subject the Fund to mortgage- and asset-backed securities risk. For a discussion of this risk, see “Overview of Fund Risks” beginning on page 2.

Generally, the portfolio managers of VA Growth Fund, VA International Equity Fund, VA High Income Fund and VA Omega Fund do not take portfolio turnover into account in making investment decisions. This means a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs, which are borne by the Fund and its shareholders.

VA Omega Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. A Fund which uses this kind of investment strategy is subject to "Interest Rate Risk" and "Credit Risk" as discussed in the "Overview of Fund Risks" on page 2. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in the decreased liquidity of such bonds.

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging.” In these types of transactions, the currency that is sold on a forward basis against another acts as a “proxy” for a different underlying currency that is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

FUND GOVERNANCE

The management and operations of the Funds are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Funds’ activities and review, among other things, the Funds’ performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit, Pricing, Litigation Oversight and Distribution and Shareholder Service Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing and Litigation Oversight Committees, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly and the Litigation Oversight Committee meets on an as needed basis. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions from time to time. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

The following individuals currently serve as Trustees of the Evergreen funds:

Independent Trustees:

Michael S. Scofield, Chairman of the Board, Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.

K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Interested Trustee:

Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.

Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Funds offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Funds' ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Funds will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Fund Pricing

EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

EIMC is committed to providing a daily NAV for each Fund that is reflective of the value of the securities held within the portfolio and believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the Funds.

Portfolio Holdings

No dissemination of the Funds' portfolio holdings is allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to participating insurance companies, institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Transactions with Affiliates

EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting

EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of each Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	VA Strategic Income Fund
Lehman Brothers Aggregate Bond Index (LBABI)

LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

VA Core Bond Fund VA Balanced Fund VA Strategic Income Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA High Income Fund VA Strategic Income Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

VA Balanced Fund VA Fundamental Large Cap Fund
Russell 1000® Value Index (Russell 1000 Value)

Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)	Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Growth Fund
Russell 2000® Index (Russell 2000)

The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index.

VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

VA Special Values Fund
S&P 500 Index (S&P 500)	S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

QUICK REFERENCE GUIDE

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·  Braintree, MA 02184-3800

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semi-annual Report,which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI),which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at www.EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034. 561428 RV3 (5/05)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

                                                                                                                                SEC File No.: 811-08716

EVERGREEN VARIABLE ANNUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

EVERGREEN VARIABLE ANNUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

1.800.343.2898

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

Evergreen VA Balanced Fund ("Balanced Fund")

(formerly Evergreen VA Foundation Fund)

Evergreen VA Core Bond Fund (“Core Bond Fund”)

Evergreen VA Fundamental Large Cap ("Fundamental Large Cap Fund")

(formerly Evergreen VA Growth and Income Fund)

Evergreen VA Growth Fund (“Growth Fund")

Evergreen VA High Income Fund ("High Income Fund")

Evergreen VA International Equity Fund ("International Equity Fund")

Evergreen VA Omega Fund (“Omega Fund”)

Evergreen VA Special Values Fund ("Special Values Fund")

Evergreen VA Strategic Income Fund ("Strategic Income Fund")

(Each a “Fund”; together, the “Funds”)

Each Fund is a series of Evergreen Variable Annuity Trust (the “Trust”).

This Statement of Additional Information (SAI) pertains to the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2005, as supplemented from time to time, for the Fund and share class in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Class 1 shares of each Fund and one offering Class 2 shares of each Fund. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies (Participating Insurance Companies). Copies of the prospectuses may be obtained without charge by calling 1.800.343.2898.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are making or contemplating an investment.

Certain information is incorporated into this document by reference to each Fund’s Annual Report each dated December 31, 2004.  You may obtain copies of the Annual Reports without charge by calling 1.800.343.2898.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-3

EXPENSES..................................................................................................................................... 1-7

SERVICE PROVIDERS................................................................................................................... 1-13

FINANCIAL STATEMENTS.............................................................................................................. 1-14

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE, REDEMPTION AND PRICING OF SHARES.................................................................. 2-18

DISTRIBUTION EXPENSES UNDER RULE 12B-1............................................................................. 2-19

TAX INFORMATION........................................................................................................................ 2-21

BROKERAGE................................................................................................................................ 2-24

ORGANIZATION............................................................................................................................. 2-25

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-26

PORTFOLIO MANAGERS............................................................................................................... 2-27

MANAGEMENT OF THE TRUST...................................................................................................... 2-38

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-44

CORPORATE BOND RATINGS....................................................................................................... 2-45

ADDITIONAL INFORMATION........................................................................................................... 2-51

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on December 23, 1997. Each Fund is a diversified series of the Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

On April 18, 2005, Evergreen VA Growth Fund acquired Evergreen VA Special Equity Fund.

On April 18, 2005, Evergreen VA Growth and Income Fund acquired Evergreen VA Fund. On April 18, 2005, Evergreen VA Growth and Income Fund changed its name to Evergreen VA Fundamental Large Cap Fund.

On April 18, 2005, Evergreen VA Foundation Fund changed its name to Evergreen VA Balanced Fund.

On June 13, 2003, Evergreen VA International Equity Fund changed its name from Evergreen VA International Growth Fund to Evergreen VA International Equity Fund.

On July 14, 2003, Evergreen VA Special Values Fund changed its name from Evergreen VA Small Cap Value Fund.  On April 6, 1999, Evergreen VA Special Values Fund changed its name from Evergreen VA Small Cap Equity Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

            1.  Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3.Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33‑1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others.  Each Fund, other than High Income Fund, may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  Each Fund, other than High Income Fund, may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets.  Each Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.  High Income Fund may borrow funds for the purpose of purchasing securities.

            5.  Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6.  Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33‑1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see “Additional Information on Securities and Investment Practices” in Part 2 of this SAI.

PRINCIPAL HOLDERS OF FUND SHARES

            As of April 18, 2005, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

            Set forth below is information with respect to each person who, to each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of April 18, 2005.

Balanced Fund – Class 1

NationWide Life Insurance Co C/O IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218-2029	69.09%
TransAmerica Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	11.87%
America Skandia Assurance Corp Att: Investment Accounting PO BOX 883 Shelton CT 06484-0883	7.55%
Balanced Fund – Class 2

AEL VA Foundation Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	86.83%
TransAmercia Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	13.17%
Core Bond Fund – Class 1

Evergreen Funding Company 401 S Tyron St STE 500 Charlotte NC 28288-0001	100.00%
Core Bond Fund – Class 2

AEL VA Core Bond Fund Class 2 1479 AXP Financial Center Minneapolis MN 55474-0001	95.29%
Growth Fund – Class 1

American Skandia Assurance Corp Variable Account SAB PO BOX 883 Shelton CT 06089-9793	58.91
Hartford Life Insurance Company 200 Hopemeadow St Simsbury CT 06089-9793	15.45%
TransAmerica Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	6.21%
NationWide Life Insurance Co C/O IPO Portfolio Accounting PO Box 18209 Columbus OH 43218-2029	5.60%
Growth Fund – Class 2
AEL VA Special Equity Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	51.00%
AEL VA Growth Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	45.33%
Fundamental Large Cap Fund – Class 1
NationWide Life Insurance Co C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	63.44%
Hartford Life Insurance Company 200 Hopmeadow St Simsbury CT 06089-9793	12.08%
TransAmercia Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	8.88%
American Skandia Assurance Corp Variable Account Sab Atttn: Investment Accounting PO Box 883 Shelton CT 06484-0883	6.46%
Fundamental large Cap Fund – Class 2
IDSL VA Capital Growth Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	51.73%
AEL VA Growth & Income Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	13.44%
AEL VA Capital Growth Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	10.13%
AEL VA Blue Chip Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	6.47%
AEL VA Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	6.00%
IDSL-NY VA Capital Growth Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	5.77%
High Income Fund – Class 1

Select Reserve Variable Annuities C/O American General Life Ins Compa PO Box 1591 Houston TX 77251-1591	49.34%
TransAmerica Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	48.38%
High Income Fund – Class 2
AEL VA High Income Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	94.26%
TransAmerica Life Insurance Co 433 Edgewood Road NE Cedar Rapids IA 52499-0001	5.74%
International Equity Fund – Class 1
American Skandia Assurance Corp PO Box 883 Shelton CT 06484-0883	35.33%
NationWide Life Insurance C/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	23.63%
Hartford Life Insurance Company 200 Hopemeadow St Simsbury CT 06089-9793	23.46%
TransAmercia Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-00101	6.78%
Hartford Life & Annuity Ins Co 200 Hopemeadow St Weatogue CT 06089-9793	6.56%
International Equity Fund – Class 2
IDSL VA Int’l Equity Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	50.02%
AEL VA International Growth FD Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	33.77%
AEL VA Global Leaders Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	11.52%
Omega Fund – Class 1
NationWide Life Insurance C/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	43.61%
American Skandia Assurance Corp Variable Account SAB Attn Investment Accounting PO Box 883 Shelton Ct 06484-0883	31.70%
Hartford Life Insurance Company 200 Hopemeadow St Simsbury CT 06089-9793	9.27%
Omega Fund – Class 2

AEL VA Omega Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	91.29%
TransAmercia Life Insurance Co 4333 Edgewood Road NE Cedar Rapids IA 52499-0001	7.42%
Special Values Fund – Class 1
NationWide Life Insurance Co C/O IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218-2029	33.72%
AEL VA Small Cap Value Fund Class 1 1479 AXP Financial Ctr Minneapolis MN 55474-0001	15.16%
Hartford Life Ins Co Sep A/C Two PO BOX 2999 Hartford CT 06104-2999	12.01%
Hartford Life Insurance Company Separate Account 2 200 Hopemeadow St Simsbury CT 06089-9793	11.14%
American Skandia Assurance Corp Variable Account SAB Attn Investment Accounting PO BOX 883 Shelton CT 06089-9793	9.39%
Hartford Life & Annuity Ins Co Separate Account One 200 Hopmeadow St Weatogue CT 06089-9793	7.93%
Pruco Life Insurance Company of Arizona (PLAZ) 213 Washington St. 7th Floor Newark NJ 07102-2917	5.97%
Special Values Fund – Class 2

AEL VA Small Cap Value Fund Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	100.00%
Strategic Income Fund – Class 1

NationWide Life Insurance C/O IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218-2029	62.93%
America Skandia Assurance Corp Variable Account Sab Attn Investment Accounting PO BOX 883 Shelton CT 06484-0883	13.80%
AEL VA Strategic Income FD Class 1 1479 AXP Financial Ctr Minneapolis MN 55474-0001	11.66%
Kemper Investors Life Ins Co 1 Kemper Dr Bldg 3T-1 Long Grove IL 60049-0001	10.23%
Strategic Income Fund – Class 2

AEL VA Strategic Income FD Class 2 1479 AXP Financial Ctr Minneapolis MN 55474-0001	100.00%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreements” in Part 2 of this SAI.

EIMC is entitled to receive, from Balanced Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Balanced Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Balanced Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $500 million	0.41%
Next $500 million	0.26%
Over $1 billion	0.21%

EIMC is entitled to receive, from Core Bond Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Core Bond Fund, of an annual fee at the rate of 0.32% based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Core Bond Fund.

EIMC is entitled to receive, from Fundamental Large Cap Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Fundamental Large Cap Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Fundamental Large Cap Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

EIMC is entitled to receive, from Growth Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Growth Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Growth Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

EIMC is entitled to receive from High Income Fund an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.50%
Over $1 billion	0.45%

EIMC is entitled to receive, from International Equity Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen International Equity Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen International Equity Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

EIMC is entitled to receive from Omega Fund an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

EIMC is entitled to receive, from Special Values Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Special Values Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Special Values Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1.5 billion	0.80%
Over $1.5 billion	0.75%

EIMC is entitled to receive, from Strategic Income Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Strategic Income Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Strategic Income Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $300 million	0.31%
Next $200 million	0.16%
Over $500 million	0.11%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
December 31, 2004
Balanced Fund	$808,501	$0
Core Bond Fund	$81,148	$0
Growth Fund	$171,527	$0
Fundamental Large Cap Fund	$928,335	$0
High Income Fund	$157,163	$2,360
International Equity Fund	$607,979	$0
Omega Fund	$674,594	$0
Special Values Fund	$544,794	$30,273
Strategic Income Fund	$310,834	$0
December 31, 2003
Balanced Fund	$852,638	$0
Core Bond Fund	$69,182	$0
Growth Fund	$106,138	$13,492
Fundamental Large Cap Fund	$371,215	$0
High Income Fund	$186,690	$0
International Equity Fund	$175,291	$12,987
Omega Fund	$453,221	$0
Special Values Fund	$279,744	$55,231
Strategic Income Fund	$238,579	$0
December 31, 2002
Balanced Fund	$1,114,035	$0
Core Bond Fund (a)	$28,435	$0
Growth Fund	$76,168	$27,058
Fundamental Large Cap Fund	$433,676	$0
High Income Fund	$35,822	$27,551
International Equity Fund	$68,596	$97,935
Omega Fund	$470,102	$0
Special Values Fund	$225,247	$39,934
Strategic Income Fund	$148,511	$0

For the period from July 31, 2002 (commencement of operations) to December 31, 2002.

Sub-Advisory Fees Paid

Tattersall Advisory Group, Inc. (TAG), a subsidiary of Wachovia Corporation, acts as the sub-advisor to Core Bond Fund and the fixed income portion of the Balanced Fund.  EIMC has entered into a sub-advisory agreement with TAG relating to both Funds, under which neither Core Bond Fund nor EIMC pays a fee to TAG for managing the Core Bond Fund and EIMC pays TAG a fee at the annual rate of 0.37% of the average daily net assets of Balanced Fund.

First International Advisors, LLC, doing business as Evergreen International Advisors (EIA), a subsidiary of Wachovia Corporation, acts as the sub-advisor to Strategic Income Fund.  EIMC has entered into a sub-advisory agreement with EIA relating to the Fund, under which EIMC pays EIA a fee at the annual rate of 0.05% of the average daily net assets of the Fund.

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC., an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing LLC. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
December 31, 2004
Balanced Fund	$154,404	$26,286
Core Bond Fund	$0	$0
Growth Fund	$84,104	$2,001
Fundamental Large Cap Fund	$222,394	$32,703
High Income Fund	$1,290	$22
International Equity Fund	$248,604	$0
Omega Fund	$526,427	$92,212
Special Values Fund	$106,996	$4,530
Strategic Income Fund	$38	$19
December 31, 2003
Balanced Fund	$215,912	$79,570
Core Bond Fund	$0	$0
Growth Fund	$101,719	$2,029
Fundamental Large Cap Fund	$117,449	$47,633
High Income Fund	$133	$22
International Equity Fund	$165,008	$950
Omega Fund	$484,913	$131,235
Special Values Fund	$215,025	$9,710
Strategic Income Fund	$115	$19
December 31, 2002
Balanced Fund	$224,554	$89,499
Core Bond Fund (a)	$0	$0
Growth Fund	$70,443	$1,071
Fundamental Large Cap Fund	$144,830	$39,155
High Income Fund	$0	$0
International Equity Fund	$97,686	$1,524
Omega Fund	$443,816	$118,157
Special Values Fund	$146,188	$20,345
Strategic Income Fund	$0	$0

(a) For the period from July 31, 2002 (commencement of operations) to December 31, 2002.

Percentage of Brokerage Commissions

            The table below shows, for the fiscal year ended December 31, 2004, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.  For more information, see “Selection of Brokers” under ”Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC
Balanced Fund	17.0%	11.9%
Core Bond Fund	0.0%	0.0%
Growth Fund	2.4%	1.9%
Fundamental Large Cap Fund	14.7%	10.0%
High Income	1.7%	3.1%
International Equity Fund	0.0%	0.0%
Omega Fund	17.5%	12.4%
Special Values Fund	4.2%	3.4%
Strategic Income Fund	50.0%	82.8%

Brokerage Commissions with Research Firms

During the fiscal year ended December 31, 2004, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (‘‘Research Firms’’).  Wachovia Securities, LLC (together with its wholly owned subsidiary, First Clearing LLC) is a Research Firm.  The provision of research was not necessarily a factor in the placement of this business with such Research Firms.1

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Balanced Fund	$146,958,470	$174,549
Core Bond Fund	$0	$0
Fundamental Large Cap Fund	$167,460,685	$202,706
Growth Fund	$30,590,252	$64,651
High Income	$589,579	$1,290
International Equity Fund	$137,573,369	$247,490
Omega Fund	$402,766,368	$500,918
Special Values Fund	$52,849,297	$97,601
Strategic Income Fund	$7,575	$38

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

12b-1 Fees

Below are the 12b-1 service fees paid by each Fund’s Class 2 shares for the fiscal year ended December 31, 2004.  Class 1 shares do not pay 12b-1 fees. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

Fund
Class 2

Service Fees

Balanced Fund	$5,302
Core Bond Fund	$60,813
Growth Fund	$9,911
Fundamental Large Cap Fund	$78,635
High Income Fund	$29,824
International Equity Fund	$39,505
Omega Fund	$34,460
Special Values Fund	$32,745
Strategic Income Fund	$40,512

Trustee Compensation

            Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended December 31, 2004 and by the Trust and the ten other trusts in the Evergreen fund complex for the twelve months ended December 31, 2004. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Funds for the fiscal year ended 12/31/2004	Total Compensation from Trust and Fund Complex Paid to Trustees for the twelve months ended 12/31/2004(1)
Charles A. Austin III	$967	$177,084
Shirley L. Fulton (2)	$602	$122,834
K. Dun Gifford	$853	$178,334
Leroy Keith, Jr.	$807	$162,334
Gerald M. McDonnell	$812	$162,334
William Walt Pettit	$812	$162,334
David M. Richardson	$812	$162,334
Russell A. Salton, III	$853	$178,334
Michael S. Scofield	$1,178	$221,334
Richard J. Shima	$930	$178,334
Richard K. Wagoner	$812	$162,334

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2004. The amounts listed below will be payable in later years to the respective Trustees:

Austin	$106,250
Fulton	$30,709
Pettit	$56,817
McDonnell	$48,700
Shima	$62,417

(2) Ms. Fulton became a Trustee effective April 1, 2004.

SERVICE PROVIDERS

Administrator

Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees.  EIS provides the Funds with facilities, equipment and personnel and is entitled to receive annual fees from the Funds at the following rate:

Average Daily Net Assets of the Evergreen Funds (excluding money market funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative service fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period	Administrative Fees Paid
December 31, 2004
Balanced Fund	$111,153
Core Bond Fund	$25,329
Growth Fund	$24,475
Fundamental Large Cap Fund	$124,136
High Income Fund	$23,220
International Equity Fund	$92,008
Omega Fund	$129,565
Special Values Fund	$66,397
Strategic Income Fund	$65,154
December 31, 2003
Balanced Fund	$114,448
Core Bond Fund	$21,619
Growth Fund	$17,090
Fundamental Large Cap Fund	$49,495
High Income Fund	$26,670
International Equity Fund	$28,527
Omega Fund	$87,158
Special Values Fund	$38,503
Strategic Income Fund	$48,366
December 31, 2002
Balanced Fund	$149,535
Core Bond Fund (a)	$8,886
Growth Fund	$14,747
Fundamental Large Cap Fund	$57,824
High Income Fund	$9,053
International Equity Fund	$25,232
Omega Fund	$90,404
Special Values Fund	$30,480
Strategic Income Fund	$29,805

(a) For the period from July 31, 2002 (commencement of operations) to December 31, 2002.

Transfer Agent

Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent.  ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

The Funds pay ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.75	$9.00
Semi-annual Dividend Funds	$21.75	$9.00
Annual Dividend Funds	$21.75	$9.00
Money Market Funds	$26.75	$9.00

* For shareholder accounts only.  The Fund pays ESC cost plus 15% for broker accounts.

** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Funds’ securities and cash and performs other related duties.

Legal Counsel

            Sullivan & Worcester LLP, 1666 K Street, Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

            Ropes & Gray LLP, One International Place, Boston, MA  02110-2624, provides legal advice to the Funds.

FINANCIAL STATEMENTS

            The audited financial statements for the Funds, as of December 31, 2004, for the fiscal year then ended, including notes thereto, and the report of KPMG LLP thereon, are incorporated by reference from the Trust’s December 31, 2004 Annual Report relating to the Funds.  The Trust’s December 31, 2004 Annual report relating to the Funds was filed electronically with the SEC on March 8, 2005 (Accession No.  0000936772-05-000080).  A copy of the Annual Report may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 or by calling toll-free at 1.800.343.2898.

EVERGREEN FUNDS

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund in which you are interested.  Unless specifically stated, each Fund may invest in or use the strategies listed below.

Money Market Instruments

The Fund may invest up to 100% of its assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

The Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

Some government agencies and instrumentalities may not receive financial support from the U.S. government.  Examples of such agencies are:

               (i)      Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

               (ii)      Farmers Home Administration;

               (iii)     Federal Home Loan Banks;

               (iv)     Federal Home Loan Mortgage Corporation;

               (v)      Federal National Mortgage Association; and

               (vi)     Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA)

The Fund may invest in securities issued by the GNMA, a corporation wholly‑owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security is in response to the same decline in interest rates.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Repurchase Agreements

The Fund may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to cover the Fund’s obligations, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the issuer’s earnings.  Preferred stock dividends may be cumulative or      non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Derivatives

The Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and in place of more traditional direct investments to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non‑hedging purposes entails greater risks. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. The Fund may take positions in those derivatives that are within its investment policies if, in the investment advisor's judgment, this represents an effective response to current or anticipated market conditions. An investment advisor's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

Derivatives may be (1) standardized, exchange‑traded contracts or (2) customized, privately negotiated contracts. Exchange‑traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments ‑ options, futures, forwards and swaps ‑ from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps is provided elsewhere in this section.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations.

The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage-Backed or Asset-Backed Securities," below.

While the judicious use of derivatives by experienced investment managers such as the Fund’s investment advisors can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

* Market Risk ‑ This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way which is detrimental to the Fund's interest.

* Management Risk ‑ Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk ‑ This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange‑traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange‑traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk.  For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund's investment advisor considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk ‑ Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk ‑ Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks ‑ Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the  Fund's investment objective.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts.  The Fund intends to enter into such contracts and related options for hedging purposes.  The Fund will enter into futures on securities or index‑based futures contracts in order to hedge against changes in interest or exchange rates or securities prices.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes.  A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus and SAI.

”Margin” in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market.”  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value, the Fund will mark to market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Swaps, Caps, Floors and Collars (High Income Fund only)

            The Fund may enter into interest rate, currency and index swaps and purchase or sell of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis, the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Foreign Securities (excluding Growth Fund)

The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions (excluding Growth Fund)

As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Currency Cross-hedge (Strategic Income Fund Only)

A currency cross-hedge enables the Fund to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the investment advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge (Strategic Income Fund Only)

A currency proxy-hedge enables the Fund to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the Fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency (Strategic Income Fund Only)

Creating a net long position would be a situation where the investment advisor wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the investment advisor has reduced the Fund’s weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Foreign Currency Futures Transactions (Balanced Fund, Fundamental Large Cap Fund  and International Equity Fund)

By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a gain.  If the offsetting sale price is less than the purchase price, the Fund realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

 Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

 Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

High Yield, High Risk Bonds (only Fundamental Large Cap Fund, High Income Fund, International Equity Fund and Strategic Income Fund)

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

(1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

(2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

(3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

(4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Illiquid and Restricted Securities

The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books. The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 (Rule 144A) allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, EIMC will determine and the Board of Trustees will review whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Payment‑in‑kind Securities (only International Equity Fund and Strategic Income Fund)

Payment‑in‑kind (PIK) securities pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zero coupon bonds since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accredit interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds (only Fundamental Large Cap Fund, International Equity Fund and Strategic Income Fund)

A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer.  Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities (only Balanced Fund, Core Bond Fund, High Income Fund and Strategic Income Fund)

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities (Strategic Income Fund Only)

TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments (only Core Bond Fund, International Equity Fund, Special Values Fund and Strategic Income Fund)

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts (International Equity Fund)

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Brady Bonds (only Strategic Income Fund and International Equity Fund)

The Fund may invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan”). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar‑denominated) and they are actively traded in the over‑the‑counter secondary market.

U.S. dollar‑denominated, collateralized Brady Bonds, which may be fixed‑rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment adviser evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (excluding Strategic Income Fund)

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Foreign Debt Obligations (only Fundamental Large Cap Fund, International Equity Fund and Strategic Income Fund)

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Equipment Trust Certificates (Strategic Income Fund only)

Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

Limited Partnerships (only Strategic Income Fund and Growth Fund)

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Leverage (High Income Fund and Strategic Income Fund only)

The Fund may borrow money to invest in additional portfolio securities to seek current income.  The use of borrowed money, known as “leverage,” increases the Fund's market exposure and risk and may result in losses.  When the Fund has borrowed money for leverage, the value of its investments will increase or decrease more than if it had not borrowed money for this purpose.  The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses.  The Fund may use leverage in order to adjust its dollar-weighted average duration.  The Fund will not always borrow money for investment and the extent to which the Fund will borrow money, and the amount it may borrow, depends on market conditions and interest rates.  Successful use of leverage depends on the investment advisor’s ability to predict market movements correctly.  The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund’s total assets.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of participating insurance companies and to qualified pension and retirement plans.  The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (2) the Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

Redemption-in-kind

            The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Calculation of Net Asset Value

The Fund calculates its Net Asset Value (NAV) once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets by all of the shares issued.

Valuation of Portfolio Securities

Current values for the Fund's portfolio securities are determined as follows:

(1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Short-term investments maturing in more than sixty days, for which market quotations are readily available, are valued at current market value.

(4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

(5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Funds bear some of the costs of selling their Class 2 (formerly Class L) shares including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by each Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

Under the Distribution Plan (the “Plan”) that the Funds have adopted for their Class 2 shares, the Funds may incur expenses for 12b-1 fees up to a maximum annual percentage of 0.25% of the average daily net assets attributable to Class 2. Amounts paid under the Plan are used to compensate EIS pursuant to a Distribution Agreement (the Agreement”) that the Funds have entered into with respect to its Class 2 shares. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of each Fund.

Of the amount above, Class 2 may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Funds’ investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Funds may not, during any fiscal period, pay 12b-1 fees greater than the amount described above. The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Funds for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Class 2 shares of the Funds;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Funds’ Class 2 shareholders; and

(3)        to otherwise promote the sale of the Funds’ Class 2 shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plan to secure such financings.  Wachovia Bank, N.A. or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Funds.

In the event the Funds acquire the assets of another mutual fund, compensation paid to EIS under the Agreement may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreement is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreement during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

            Distribution fees are accrued daily and paid at least annually on Class 2 shares and are charged as class expenses, as accrued.

Service fees are accrued daily and paid at least annually on Class 2 shares and are charged as class expenses, as accrued.

            Under the Plan, the Treasurer of the Trust reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, the Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plan permits the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class 2 shares.  The Plan is designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class 2 shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class 2 shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class 2 shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Funds reasonably request for its Class 2 shares.

            In the event that the Plan or Distribution Agreement is terminated or not continued, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Funds to EIS with respect to Class 2, and (ii) the Funds would not be obligated to pay EIS for any amounts expended under the Distribution Agreement not previously recovered by EIS from distribution services fees in respect of shares of Class 2, through deferred sales charges.

            All material amendments to the Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Funds’ outstanding Class 2 shares, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and the Plan or Distribution Agreement may not be amended in order to increase materially the costs that Class 2 shares of the Funds may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding Class 2 shares.  The Plan or Distribution Agreement may be terminated (i) by the Funds without penalty at any time by a majority vote of the holders of the outstanding Class 2 shares, voting or by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Funds need give no notice to EIS.  The Distribution Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:  (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).  In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. In addition, no more than 55% of the assets of a separate account which owns shares in the fund, including the separate account’s proportionate share of the assets of the fund, can be in cash, cash items, Government securities and securities of other regulated investment companies pursuant to Sec 817(h) of the Code.  Because of this limitation, the fund itself will not have more than 55% of its assets in cash, cash items, Government securities and securities of other regulated investment companies.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends (other than dividends representing qualified dividend income, as described below) paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain.  In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in the shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces shareholders’ tax basis in their shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Otherwise such gain will be treated as a short-term capital gain, taxable at ordinary income rates.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares; in such a case the basis of the newly purchased shares will be adjusted to reflect the disallowed loss  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss not disallowed on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% for amounts paid through 2010 on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  After 2010 the withholding rate will be 31%. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code, and U.S. tax-filing obligations with respect to certain Fund investments in U.S. real property interests, if any.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the parent of the Fund’s investment advisor.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

            The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group.  In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund.  In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered performance of the Fund and the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

            After reviewing a variety of factors, such as those described above, the Trustees concluded that the service provided by the investment advisor was sufficient and met the terms of the contract, and that the fees were reasonable and consistent with industry norms for funds of comparable size and asset class.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, December 31, 2004.

Portfolio Manager		(Assets in thousands)
Parham M. Behrooz	Assets of registered investment companies managed
	Evergreen Balanced Fund.....................................................................	$ 882,371
	Evergreen Core Bond Fund....................................................................	4,514,359
	Evergreen Foundation Fund[1].................................................................	998,936
	Evergreen Short Intermediate Bond Fund...........................................	1,290,556
	Evergreen Strategic Core Bond Portfolio.............................................	17,793
	Evergreen VA Balanced Fund1,.............................................................	107,177
	Evergreen VA Core Bond Fund..............................................................	30,966
	New Covenant Income Fund..................................................................	530,384
	TOTAL.........................................................................................................	$ 8372542
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	6
	Assets of other pooled investment vehicles managed.....................	$ 1,946,130
	Number of those subject to performance fee.....................................	None
	Number of separate accounts managed....................................................	131
	Assets of separate accounts managed...............................................	$ 8,864,676
	Number of those subject to performance fee.....................................	1
	Assets of those subject to performance fee.......................................	$ 329,567

Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund..........................................................	$ 6,494,223
	Evergreen Managed Income Fund......................................................	1,273,197
	Evergreen Strategic Income Fund[3].......................................................	420,936
	Evergreen U.S. Government Fund........................................................	546,432
	Evergreen Ultra Short Bond Fund.........................................................	499,138
	Evergreen VA Strategic Income Fund[3]..................................................	75,380
	TOTAL.........................................................................................................	$ 9309306
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	None

Robert A. Calhoun	Assets of registered investment companies managed
	Evergreen Balanced Fund.....................................................................	$ 882,371
	Evergreen Core Bond Fund....................................................................	4,514,359
	Evergreen Foundation Fund[4].................................................................	998,936
	Evergreen Institutional Mortgage Portfolio...........................................	42,263
	Evergreen Short Intermediate Bond Fund...........................................	1,290,556
	Evergreen Strategic Core Bond Portfolio.............................................	17,793
	Evergreen VA Balanced Fund4,.............................................................	107,177
	Evergreen VA Core Bond Fund..............................................................	30,966
	New Covenant Income Fund..................................................................	530,384
	TOTAL.........................................................................................................	$ 8414805
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	6
	Assets of other pooled investment vehicles managed.....................	$ 1,946,130
	Number of those subject to performance fee.....................................	None
	Number of separate accounts managed....................................................	131
	Assets of separate accounts managed...............................................	$ 8,864,676
	Number of those subject to performance fee.....................................	1
	Assets of those subject to performance fee.......................................	$ 329,567

Mehmet Camurdan	Assets of registered investment companies managed
	Evergreen Balanced Fund.....................................................................	$ 882,371
	Evergreen Core Bond Fund....................................................................	4,514,359
	Evergreen Foundation Fund[6].................................................................	998,936
	Evergreen Institutional Mortgage Portfolio...........................................	42,263
	Evergreen Short Intermediate Bond Fund...........................................	1,290,556
	Evergreen Strategic Core Bond Portfolio.............................................	17,793
	Evergreen VA Balanced Fund[5,6].............................................................	107,177
	Evergreen VA Core Bond Fund..............................................................	30,966
	New Covenant Income Fund..................................................................	530,384
	TOTAL.........................................................................................................	$ 8414805
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	6
	Assets of other pooled investment vehicles managed.....................	$ 1,946,130
	Number of those subject to performance fee.....................................	None
	Number of separate accounts managed....................................................	131
	Assets of separate accounts managed...............................................	$ 8,864,676
	Number of those subject to performance fee.....................................	1
	Assets of those subject to performance fee.......................................	$ 329,567

Maureen E. Cullinane	Assets of registered investment companies managed
	Evergreen Aggressive Growth Fund.....................................................	$ 239,485
	Evergreen Fund.......................................................................................	440,417
	Evergreen Foundation Fund[7].................................................................	1,017,101
	Evergreen Large Company Growth Fund............................................	471,429
	Evergreen Omega Fund..........................................................................	1,201,553
	Evergreen VA Balanced Fund7,.............................................................	107,177
	Evergreen VA Fund7,...............................................................................	61,731
	Evergreen VA Omega Fund....................................................................	138,982
	ING Evergreen Omega Portfolio............................................................	5,785
	EQ/Evergreen Omega Portfolio.............................................................	193,072
	TOTAL.........................................................................................................	$ 3876732
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	None

Jeffrey S. Drummond	Assets of registered investment companies managed
	Evergreen Growth Fund..........................................................................	$ 1,068,575
	Evergreen VA Growth Fund.....................................................................	29,190
	TOTAL.........................................................................................................	$ 1097765
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	15
	Assets of other accounts managed......................................................	$ 320,606
	Number of those subject to performance fee.....................................	None

Dana Erikson	Assets of registered investment companies managed
	Evergreen High Yield Bond Fund..........................................................	$ 1,148,616
	Evergreen Income Advantage Fund......................................................	1,536,865
	Evergreen Managed Income Fund.....................................................	1,273,197
	Evergreen Strategic Income Fund[10]......................................................	420,936
	Evergreen VA High Income Fund..........................................................	28,434
	Evergreen VA Strategic Income Fund[10]................................................	75,380
	Sentinel Capital Markets Income Fund[10].............................................	77,200
	Sentinel High Yield Bond Fund..............................................................	193,299
	TOTAL.........................................................................................................	$ 4753927
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	None

Linda Z. Freeman	Assets of registered investment companies managed
	Evergreen Growth Fund..........................................................................	$ 1,068,575
	Evergreen VA Growth Fund.....................................................................	29,190
	TOTAL.........................................................................................................	$ 1097765
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	15
	Assets of other accounts managed......................................................	$ 320,606
	Number of those subject to performance fee.....................................	None

Gilman C. Gunn	Assets of registered investment companies managed
	Evergreen International Equity Fund.....................................................	$ 2,193,057
	Evergreen Precious Metals Fund..........................................................	341,201
	Evergreen VA International Equity Fund...............................................	121,784
	MMA Praxis International Fund...............................................................	139,697
	TOTAL.........................................................................................................	$ 2795739
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	5
	Those subject to performance fee........................................................	None
	Assets of other accounts managed......................................................	$ 205,726
	Those subject to performance fee........................................................	None

Eric R. Harper	Assets of registered investment companies managed
	Evergreen Balanced Fund...................................................................	$ 882,371
	Evergreen Core Bond Fund....................................................................	4,514,359
	Evergreen Foundation Fund[11]................................................................	998,936
	Evergreen Short Intermediate Bond Fund...........................................	1,290,556
	Evergreen Strategic Core Bond Portfolio.............................................	17,793
	Evergreen VA Balanced Fund11,..........................................................	107,177
	Evergreen VA Core Bond Fund..............................................................	30,966
	New Covenant Income Fund..................................................................	530,384
	TOTAL.........................................................................................................	$ 8372542
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	6
	Assets of other pooled investment vehicles managed.....................	$ 1,946,130
	Number of those subject to performance fee.....................................	None
	Number of separate accounts managed....................................................	131
	Assets of separate accounts managed...............................................	$ 8,864,676
	Number of those subject to performance fee.....................................	1
	Assets of those subject to performance fee.......................................	$ 329,567

Jeffrey Harrison	Assets of registered investment companies managed
	Evergreen Growth Fund..........................................................................	$ 1,068,575
	Evergreen VA Growth Fund.....................................................................	29,190
	TOTAL.........................................................................................................	$ 1097765
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	15
	Assets of other accounts managed......................................................	$ 320,606
	Number of those subject to performance fee.....................................	None

Todd C. Kuimjian	Assets of registered investment companies managed
	Evergreen Balanced Fund...................................................................	$ 882,371
	Evergreen Core Bond Fund....................................................................	4,514,359
	Evergreen Foundation Fund[13]................................................................	998,936
	Evergreen Institutional Mortgage Portfolio...........................................	42,263
	Evergreen Short Intermediate Bond Fund...........................................	1,290,556
	Evergreen Strategic Core Bond Portfolio.............................................	17,793
	Evergreen VA Balanced Fund13,..........................................................	107,177
	Evergreen VA Core Bond Fund..............................................................	30,966
	New Covenant Income Fund..................................................................	530,384
	TOTAL.........................................................................................................	$ 8414805
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	6
	Assets of other pooled investment vehicles managed.....................	$ 1,946,130
	Number of those subject to performance fee.....................................	None
	Number of separate accounts managed....................................................	131
	Assets of separate accounts managed...............................................	$ 8,864,676
	Number of those subject to performance fee.....................................	1
	Assets of those subject to performance fee.......................................	$ 329,567

Walter T. McCormick	Assets of registered investment companies managed...........................
	Evergreen Fundamental Large Cap Fund...........................................	$ 878,033
	Evergreen VA Fundamental Large Cap Fund.....................................	132,191
	TOTAL.........................................................................................................	$ 1010224
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	None

Anthony Norris	Assets of registered investment companies managed...........................
	Evergreen International Bond Fund......................................................	$ 669,044
	Evergreen Managed Income Fund.....................................................	1,273,197
	Evergreen Strategic Income Fund[16]......................................................	420,936
	Evergreen VA Strategic Income Fund[16]................................................	75,380
	TOTAL.........................................................................................................	$ 2438557
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	8
	Assets of other pooled investment vehicles managed.....................	$ 10,574,318
	Those subject to performance fee........................................................	None
	Number of other accounts managed...........................................................	14
	Assets of other accounts managed......................................................	$ 3,331,706
	Those subject to performance fee........................................................	None

Timothy E. O’Grady	Assets of registered investment companies managed
	Evergreen Fund......................................................................................	$ 440,417
	Evergreen Foundation Fund[17]................................................................	998,936
	Evergreen Strategic Value Fund............................................................	739,378
	Evergreen VA Foundation Fund[17]..........................................................	107,177
	Evergreen VA Fund17,.............................................................................	62,934
	TOTAL.........................................................................................................	$ 2348842
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	5
	Assets of other accounts managed......................................................	$ 66,282
	Number of those subject to performance fee.....................................	None

Theodore W. Price	Assets of registered investment companies managed
	Evergreen Growth Fund..........................................................................	$ 1,068,575
	Evergreen VA Growth Fund.....................................................................	29,190
	TOTAL.........................................................................................................	$ 1097765
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	15
	Assets of other accounts managed......................................................	$ 320,606
	Number of those subject to performance fee.....................................	None

Edward Rick	Assets of registered investment companies managed
	Evergreen Growth Fund..........................................................................	$ 1,068,575
	Evergreen VA Growth Fund.....................................................................	29,190
	TOTAL.........................................................................................................	$ 1097765
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	15
	Assets of other accounts managed......................................................	$ 320,606
	Number of those subject to performance fee.....................................	None

Edgardo R. Sternberg	Assets of registered investment companies managed
	Evergreen Strategic Income Fund......................................................	$ 420,936
	Evergreen VA Strategic Income Fund[19]................................................	75,380
	Sentinel Capital Markets Income Fund[19].............................................	77,200
	TOTAL.........................................................................................................	$ 573516
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	1
	Assets of other accounts managed......................................................	$ 2,648
	Number of those subject to performance fee.....................................	None

James M. Tringas	Assets of registered investment companies managed
	Evergreen Special Values Fund............................................................	$ 2,391,466
	Evergreen VA Special Values Fund......................................................	82,320
	TOTAL.........................................................................................................	$ 2473786
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	None
	Number of other accounts managed...........................................................	3
	Assets of other accounts managed......................................................	$ 60,164
	Those subject to performance fee........................................................	None

Peter Wilson	Assets of registered investment companies managed
	Evergreen International Bond Fund......................................................	$ 669,044
	Evergreen Managed Income Fund.....................................................	1,273,197
	Evergreen Strategic Income Fund[20]......................................................	420,936
	Evergreen VA Strategic Fund[20]...............................................................	75,380
	TOTAL.........................................................................................................	$ 2438557
	Those subject to performance fee........................................................	None
	Number of other pooled investment vehicles managed..........................	8
	Assets of other pooled investment vehicles managed.....................	$ 10,574,318
	Those subject to performance fee........................................................	None
	Number of other accounts managed...........................................................	14
	Assets of other accounts managed......................................................	$ 3,331,706
	Those subject to performance fee........................................................	None

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.EIMC, TAG and EIA have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund.  EIMC, TAG and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC, TAG nor EIA receives a performance fee for its management of the Funds.  EIMC, TAG, EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, TAG and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.   EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  TAG and EIA have similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Codes of Ethics of TAG and EIA have similar provisions.

Compensation.  For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component (75%) and a subjective evaluation component (25%).  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager

Parham M. Behrooz..................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Lisa Brown-Premo....................	Lipper Adjustable Rate Lipper General U.S. Government Funds Lipper Multi Sector Income Lipper Ultra Short Obligation Funds
Robert A. Calhoun....................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Mehmet Camurdan...................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Maureen E. Cullinane................	Lipper Large Cap Core Lipper Large Cap Growth Lipper Multi Cap Growth Lipper Technology
Jeffrey S. Drummond................	Lipper Small Cap Growth
Dana Erikson...........................	Callan High Yield Lipper High Yield Lipper Multi Sector Income
Linda Z. Freeman.....................	Lipper Small Cap Growth
Gilman C. Gunn.......................	Lipper Gold Funds Lipper Emerging Markets Lipper Health Funds Lipper International Multi Cap Core Lipper International Small Cap
Eric R. Harper..........................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Jeffrey Harrison........................	Lipper Small Cap Growth
Todd C. Kuimjian......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Walter T. McCormick................

Lipper Equity Income
Lipper Global Funds
Lipper Large Cap Core
Lipper Large Cap Growth
Lipper Large Cap Value
Lipper Multi Cap Growth
Lipper Multi Cap Value
Lipper Small Cap Value
Lipper Technology
Lipper Utility

Anthony Norris.........................	Lipper Global Income Lipper Institutional Money Market Lipper International Income
Timothy E. O’Grady..................	Callan Institutional LCVE Callan Mutual Fund LCVE Lipper Large Cap Core Lipper Large Cap Value
Theodore W. Price....................	Lipper Small Cap Growth
Edward Rick............................	Lipper Small Cap Growth
Edgardo R. Sternberg...............	Callan High Yield Lipper High Yield Lipper Multi Sector Income
James M. Tringas.....................	Lipper Equity Income Lipper Large Cap Core Lipper Multi Cap Value Lipper Small Cap Value Lipper Utility
Peter Wilson............................	Lipper Global Income Lipper Institutional Money Market Lipper International Income

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees, but certain benefits may not be available to EIA employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies.  None of the portfolio managers held shares in any Fund, or any variable annuity contracts or variable life insurance policies funded by separate accounts that invest in the Funds, as of the Funds’ fiscal year ended, December 31, 2004.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manageras of December 31, 2004.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

Parham M. Behrooz..................	$50,001 – 100,000
Lisa Brown-Premo....................	$100,001 – 500,000
Robert A. Calhoun....................	$100,001 – 500,000
Mehmet Camurdan...................	$1 – 10,000
Maureen E. Cullinane................	Over $1,000,000
Jeffrey S. Drummond................	$500,001 – 1,000,000
Dana Erikson...........................	$100,001 – 500,000
Linda Z. Freeman.....................	$500,000 – 1,000,000
Gilman C. Gunn.......................	$0
Eric R. Harper..........................	$10,001 – 50,000
Jeffrey Harrison........................	$50,001 – 100,000
Todd C. Kuimjian......................	$0
Walter T. McCormick................	$500,001 – 1,000,000
Anthony Norris.........................	$0
Timothy E. O’Grady..................	$10,001 – 50,000
Theodore W. Price....................	Over $1,000,000
Edward Rick............................	$1 – 10,000
Edgardo R. Sternberg...............	$10,001 – 50,000
James M. Tringas.....................	$50,001 – 100,000
Peter Wilson............................	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund businessas of December 31, 2004.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$100,001 – 500,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$100,001 – 500,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000
MANAGEMENT OF THE TRUST

            The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  For the fiscal year ended December 31, 2004, the Executive Committee held 18 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

             The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

            The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended December 31, 2004, the Audit Committee held four committee meetings.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold, expenditures by the Fund’s distributor of amounts paid under the Fund’s Rule 12b-1 plan, the nature and quality of services provided by the Fund’s transfer agent, and the overall level of servicing provided to shareholders in the Fund. The Distribution and Shareholder Service Committee which was formed on March 16, 2005 did not meet during the fiscal year ended December 31, 2004.  Since December 31, 2004, the Distribution and Shareholder Service Committee has not held any meetings.

            The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Fund that relates to the Fund or that may have a material effect on the service provider’s ability to perform its services to the Fund; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Fund that relate to its services to the Fund or that may have a material effect on the service provider’s ability to perform its services to the Fund. The Litigation Oversight Committee which was formed on March 16, 2005 did not meet during the fiscal year ended December 31, 2004.  Since December 31, 2004, the Litigation Oversight Committee has not held any meetings.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended December 31, 2004, the Performance Committee held four committee meetings.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended December 31, 2004, the Pricing Committee held three committee meetings.

            Set forth below are the Trustees of each of the twelve Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	Trustee, The Phoenix Group of Mutual Funds
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

1     Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares or through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$50,001-$100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	Evergreen Asset Allocation[1]	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[1]	$10,001-$50,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund[2]	Over $100,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$10,001-$50,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Masters Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	Over $100,000
	Evergreen Strategic Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$50,001-$100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund[2]	Over $100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Foundation Fund[1]	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. Pettit – Evergreen Aggressive Growth Fund, $1 - $10,000; Evergreen Equity Income Fund, $1 - $10,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Core Bond Fund, $50,001 - $100,000.

3       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the eleven Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963
Treasurer
Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            No dissemination of the Funds’ portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except for dissemination (i) required by law, (ii) to service providers for the Funds and external sub-advisors with respect to the Fund(s) they advise, or (iii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper), in such cases, only where there are signed confidentiality agreements in place that are approved through Evergreen's legal division.  Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for their clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compare to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of a Fund’s portfolio securities in accordance with this policy.  The Funds’ Board has reviewed this policy and has designated the Funds’ chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of April 27, 2005, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accountants	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
TAG	Balanced Fund’s and Core Bond Fund’s sub-advisor	Daily
EIA	Strategic Income Fund’s sub-advisor	Daily

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s. The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  Securities are not meeting current obligations and are extremely speculative.  DDD designates the highest potential for recovery of amounts outstanding on any securities involved.  For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D TheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse

·           Implement or renew a dead-hand or modified dead-hand poison pill

·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·           Are inside directors and sit on the audit, compensation, or nominating committees

·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.        Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.        Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Voteagainst proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.         Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.        Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.       Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on acase-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·           adverse governance changes

·           excessive increases in authorized capital stock

·           unfair method of distribution

·           diminution of voting rights

·           adverse conversion features

·           negative impact on stock option plans

·           other alternatives such as spinoff

VIII.      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Votefor proposals to implement a 401(k) savings plan for employees.

IX.        State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.         Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.        Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·           ignore a shareholder proposal that is approved by a majority of shares outstanding

·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           are interested directors and sit on the audit or nominating committee

·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on acase-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Voteagainst proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.       Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

EVERGREEN VARIABLE ANNUITY TRUST

PART C

OTHER INFORMATION

Item 23.            Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Exhibit Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 32 Filed on April 29, 2004

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 20 Filed on April 25, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), VI.(3), IV.(8), V, VI, VII, and VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit (a) and (b) above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC	Contained herein

(d)(2)

Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen VA Balanced Fund, formerly known as Evergreen VA Foundation Fund, and Evergreen VA Core Bond Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 Filed on April 25, 2003

(d)(3)	Letter Amendment to Sub-Advisory Agreement between the Registrant and Tattersall Advisory Group, Inc. (Evergreen VA Balanced Fund, formerly known as Evergreen VA Foundation Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 Filed on April 29, 2004

(d)(4)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and First International Advisors, LLC(d/b/aEvergreen International Advisors)(Evergreen VA Strategic Income Fund)	Contained herein

(e)	Principal Underwriting Agreement Class 2 (formerly Class L shares)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 Filed on April 29, 2004

(f)	Not applicable

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on April 28, 1998

(g)(2)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen VA Core Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 Filed on July 24, 2002

(h)(1)	Master Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 Filed on September 16, 2002

(h)(2)	Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Contained herein

(h)(3)	Letter Amendment to Transfer Agent Agreement between the Registrant and Evergreen Service Company, LLC (Evergreen VA Core Bond Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 Filed on September 16, 2002

(h)(4)	Tax Services Administration Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 Filed on April 29, 2004

(h)(5)	Sub-Administration Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 Filed on April 29, 2004

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 Filed on March 20, 1998

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 Filed on July 3, 2002

(j)(1)	Consent of KPMG LLP	Contained herein

(k)	Not applicable

(l)	Not applicable

(m)	Class 2 (formerly Class L) shares 12b-1 Distribution Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on September 16, 2002

(o)	Not applicable

(n)	Multiple Class Plan	Contained herein.

(p)(1)	Code of Ethics of Evergreen Investment Management Company, LLC	Contained herein

(p)(2)	Code of Ethics of First International Advisors, Inc. (d/b/a Evergreen International Advisors)	Contained herein

(p)(3)	Code of Ethics of Tattersall Advisory Group, Inc.	Contained herein

Item 24.           Persons Controlled by or Under Common Control with Registrant.

None

Item 25.           Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisor and Sub-Advisors are contained in the respective Investment Advisory and Management Agreement and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Master Administrative Services Agreement, respectively, between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant’s transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant’s custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 26.           Business and Other Connections of Investment Advisor.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-53633) of Tattersall Advisory Group, Inc.

The information required by this item with respect to First International Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-51089) of First International Advisors, LLC.

Item 27.           Principal Underwriter.

Evergreen Investment Services, Inc. (EIS) acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen “fund complex” as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-50354:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Peter W. Brennan	Senior Vice President	None
Maryann Bruce	President	None
Timothy F. Curtin	Senior Vice President	None
Dennis H. Ferro	Director	President
Michele M. Grant	Chief Compliance Officer	None
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
Matthew C. Moss	Senior Vice President, Treasurer and Chief Financial Officer	None
W. Douglas Munn	Director	None

Item 28.           Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

First International Advisors, LLC, Centurion House, 24 Monument Street, London EC3R 8AQ.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 29.           Management Services.

Not Applicable

Item 30.           Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Variable Annuity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 33 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of April 2005.

EVERGREEN VARIABLE ANNUITY TRUST

By: /s/ Michael H. Koonce
 Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April 2005.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Carol A. Kosel
Dennis H. Ferro*	Michael H. Koonce*	Carol A. Kosel*
President	Secretary	Treasurer
(Chief Executive Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Shirley L. Fulton
Richard J. Shima*	Shirley L. Fulton*
Trustee	Trustee

*By: /s/ Kevin J. Ouellette
Kevin J. Ouellette
Attorney-in-Fact

* Kevin J. Ouellette, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC

(d)(4)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and First International Advisors, LLC(d/b/aEvergreen International Advisors)(Evergreen VA Strategic Income Fund)

(h)(2)	Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC

(j)(1)	Consent of KPMG LLP

(n)	Multiple Class Plan

(p)(1)	Code of Ethics of Evergreen Investment Management Company, LLC

(p)(2)	Code of Ethics of First International Advisors, LLC (d/b/a Evergreen International Advisors, Inc.)

(p)(3)	Code of Ethics of Tattersall Advisory Group, Inc.